UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
THIRD POINT REINSURANCE LTD.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Point House
3 Waterloo Lane
Pembroke HM 08, Bermuda
March 18, 2016
Dear Shareholder:
We cordially invite you to attend Third Point Reinsurance Ltd.’s 2016 Annual General Meeting of Shareholders. The meeting will be held on Wednesday, May 4, 2016, at 2:00 p.m., Atlantic Standard Time, at the offices of the Company located at Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda.
Details regarding admission to the Annual General Meeting and the business to be conducted at the Annual General Meeting are described in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement.
Your vote is important. At the meeting, shareholders will vote on a number of important matters. Please take the time to carefully read each of the proposals described in the attached Proxy Statement.
Thank you for your support of Third Point Reinsurance Ltd.
Sincerely,

/s/ John R. Berger

John R. Berger
Chairman of the Board and
Chief Executive Officer

Point House
3 Waterloo Lane
Pembroke HM 08, Bermuda

NOTICE OF 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 4, 2016

To Our Shareholders:

The 2016 Annual General Meeting (the “Annual General Meeting”) of Third Point Reinsurance Ltd. (the “Company”) will be held at 2:00 p.m., Atlantic Standard Time, on Wednesday, May 4, 2016, at the offices of the Company located at Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda, and at any adjournments or postponements thereof. The Annual General Meeting is called for the following purposes:

1.
To elect one Class III director to hold office until the Annual General Meeting of shareholders to be held in 2019 or until his office shall otherwise be vacated pursuant to our Bye-laws (the "Bye-laws").

2.	To vote on a proposal to amend and restate the Third Point Reinsurance Company Ltd. ("Third Point Re") Bye-laws (“Third Point Re Bye-laws”)

3.	To elect certain individuals as Designated Company Directors (as defined in this Proxy Statement) of certain of our non-U.S. subsidiaries, as required by our Bye-laws.

4.
To appoint Ernst & Young Ltd., an independent registered public accounting firm, as our independent auditor to serve until the Annual General Meeting to be held in 2017, and to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

In addition, we will consider any other business as may properly come before the Annual General Meeting and any adjournments or postponements thereof.
Our audited financial statements as of, and for the year ended, December 31, 2015, as approved by our Board of Directors, will be presented at the Annual General Meeting, pursuant to the provisions of the Companies Act 1981 of Bermuda, as amended, and the Company’s Bye-laws.
You are entitled to vote at the Annual General Meeting and at any adjournments or postponements thereof if you were a shareholder of record at the close of business on March 7, 2016 (the "Record Date").
Your vote is very important. Whether or not you plan to attend the Annual General Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. You may vote by either marking, signing and returning the enclosed proxy card or using telephone or internet voting, if available. For specific instructions on voting, please refer to the instructions on your enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be held on Wednesday, May 4, 2016: Third Point Reinsurance Ltd.’s Proxy Statement and 2015 Annual Report to Shareholders are available at: www.thirdpointre.com/investors/financial-information/sec-filings

This Proxy Statement and the accompanying Proxy Card, Notice of Annual General Meeting of Shareholders, and the 2015 Annual Report to Shareholders (the "Annual Report") were filed with the U.S. Securities and Exchange Commission on March 18, 2016 and were first mailed on or about March 18, 2016 to shareholders of record on the Record Date.

By Order of the Board of Directors,

/s/ Janice R. Weidenborner
Janice R. Weidenborner
Executive Vice President, Group General Counsel and Secretary

Executive Sessions	26
Outside Advisors	26
Attendance at Annual General Meeting	26
Compensation Committee Interlocks and Insider Participation	26
Section 16(a) Beneficial Ownership Reporting Compliance	26
Report of the Audit Committee	27
Fees Paid to Ernst & Young Ltd.	28
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the independent registered public accounting firm appointed as our independent auditor	28
EXECUTIVE COMPENSATION	28
Compensation Discussion and Analysis	28
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2015 Table	39
Outstanding Equity Awards at Fiscal Year-End 2015	43
Option Exercises and Shares Vested	44
Potential Payments Upon Termination or Change-in-Control	44
Compensation of Directors for Fiscal Year 2015	48
Compensation Risk Assessment	49
BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON SHARES	49
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	52
Policies and Procedures for Related Person Transactions	52
Related Person Transactions	52
CERTAIN SUBSIDIARIES - DESIGNATED COMPANY DIRECTORS	60
PROPOSALS TO BE VOTED ON BY THIRD POINT REINSURANCE LTD. SHAREHOLDERS	62
PROPOSAL NO. 1 ELECTION OF DIRECTORS	62
PROPOSAL NO. 2 APPROVAL OF AMENDED AND RESTATED THIRD POINT REINSURANCE COMPANY LTD. BYE-LAWS	63
PROPOSAL NO. 3 ELECTION OF DESIGNATED COMPANY DIRECTORS OF SUBSIDIARIES	64
PROPOSAL NO. 4 APPOINTMENT OF ERNST & YOUNG LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OUR INDEPENDENT AUDITOR	65
HOUSEHOLDING OF PROXY MATERIALS	66
OTHER MATTERS	66
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS	66
APPENDIX A - THIRD POINT REINSURANCE COMPANY LTD. AMENDED AND RESTATED BYE-LAWS	68
PROXY CARD	95

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL GENERAL MEETING

Q:    Why am I receiving these materials?

A:
We are providing these proxy materials to you in connection with the solicitation by the Board of Directors of Third Point Reinsurance Ltd. of proxies to be voted at the Company’s Annual General Meeting and at any adjournments or postponements thereof. You are receiving this Proxy Statement because you were a Third Point Reinsurance Ltd. shareholder as of the close of business on the Record Date. This Proxy Statement provides notice of the Annual General Meeting, describes the four proposals presented for shareholder action and includes information required to be disclosed to shareholders.

Q:    How do I get electronic access to the proxy materials?

A:
This Proxy Statement and the Company’s Annual Report to Shareholders are available on our website at www.thirdpointre.com/investors/financial-information/sec-filings. If you are a shareholder of record, you may elect to receive future annual reports or Proxy Statements electronically by visiting www-us.computershare.com/Investor and sign up, or while voting via the Internet click the box to give your consent.  If you hold your shares in street name, you should contact your broker, bank or other nominee for information regarding electronic delivery of proxy materials.

An election to receive proxy materials electronically will remain in effect for all future annual general meetings unless revoked. Shareholders requesting electronic delivery may incur costs, such as telephone and internet access charges, that must be borne by the shareholder.

Q:    What proposals will be voted on at the Annual General Meeting?

A:	There are four proposals scheduled to be voted on at the Annual General Meeting:

•
To elect one Class III director identified in this Proxy Statement to the Board of Directors of the Company to hold office until the annual general meeting of shareholders to be held in 2019 or until his office shall otherwise be vacated pursuant to our Bye-laws;

•	To amend and restate the Third Point Re Bye-laws;

•	To elect certain individuals as Designated Company Directors of certain of our non-U.S. subsidiaries, as required by our Bye-laws;

•
To appoint Ernst & Young Ltd., an independent registered public accounting firm, as our independent auditor to serve until the annual general meeting to be held in 2017, and to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

Q:    What is the Board of Directors’ voting recommendation?

A:	The Company’s Board of Directors recommends that you vote your shares:

•	“FOR” the election of the nominee to the Board of Directors;

•	“FOR” the amendment and restatement of the Third Point Re Bye-laws;

•	“FOR” the election of the Designated Company Directors; and

•
“FOR” the appointment of Ernst & Young Ltd., an independent registered public accounting firm, as the Company’s independent auditor to serve until the annual general meeting to be held in 2017, and to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

Q:    Who is entitled to vote?

A:
All shares owned by you as of the Record Date, which is the close of business on March 7, 2016, may be voted by you, subject to certain restrictions on "controlled shares" described under the heading "Will I be entitled to vote all of my shares at the Annual General Meeting?" below. You may cast one vote per common share that you held on the Record Date. These shares include shares that are:

•	held directly in your name as the shareholder of record; and

•	held for you as the beneficial owner through a broker, bank or other nominee.
On the Record Date, Third Point Reinsurance Ltd. had approximately 106,133,299 common shares outstanding, including 1,876,554 restricted shares.
Q:    Will I be entitled to vote all of my shares at the Annual General Meeting?

A:
If your shares are treated as "controlled shares" (as determined pursuant to sections 957 and 958 of the Internal Revenue Code of 1986, as amended (the "Code")) of any United States person (that owns shares directly or indirectly through non-U.S. entities) and such controlled shares constitute 9.5% or more of the votes conferred by our issued shares, the voting rights related to the controlled shares owned by such U.S. Person (as defined in our Bye-laws) will be limited, in the aggregate, to a voting power of less than 9.5%, under a formula specified in our Bye-laws. The formula is applied repeatedly until the voting power of all 9.5% Shareholders (as defined in our Bye-laws) has been reduced to less than 9.5%. In addition, our Board of Directors may limit a shareholder’s voting rights when it deems it appropriate to do so to (i) avoid the existence of any 9.5% Shareholder; and (ii) avoid certain material adverse tax, legal or regulatory consequences to us, any of our subsidiaries or any direct or indirect shareholder or its affiliates. "Controlled shares" include, among other things, all shares that a U.S. Person is deemed to own directly, indirectly or constructively (within the meaning of section 958 of the Code). The amount of any reduction of votes that occurs by operation of the above limitations will generally be reallocated proportionately among our other shareholders whose shares were not "controlled shares" of the 9.5% Shareholder so long as such reallocation does not cause any person to become a 9.5% Shareholder. The applicability of the voting power reduction provisions to any particular shareholder depends on facts and circumstances that may be known only to the shareholder or related persons. Accordingly, we request that any holder of shares with reason to believe that it is a 9.5% Shareholder, contact us promptly so that we may determine whether the voting power of such holder’s shares should be reduced. By submitting a proxy, a holder of shares will be deemed to have confirmed that, to its knowledge, it is not, and is not acting on behalf of, a 9.5% Shareholder. The Board of Directors of the Company is empowered to require any shareholder to provide information as to that shareholder’s beneficial ownership of shares, the names of persons having beneficial ownership of the shareholder’s shares, relationships with other shareholders or any other facts the Board of Directors may consider relevant to the determination of the number of shares attributable to any person. The Board of Directors may disregard the votes attached to shares of any holder who fails to respond to such a request or who, in their judgment, submits incomplete or inaccurate information. The Board of Directors retain certain discretion to make such final adjustments that they consider fair and reasonable in all the circumstances as to the aggregate number of votes attaching to the shares of any shareholder to ensure that no person shall be a 9.5% Shareholder at any time.

Q:    What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to certain officers of Third Point Reinsurance Ltd. or to vote in person at the Annual General Meeting. The Company has enclosed or sent a proxy card for you to use. You may also vote on the internet or by telephone, as described below under the heading "How can I vote my shares without attending the Annual General Meeting?"
Beneficial Owner. If your shares are held in an account at a broker, bank or other nominee, like many of our shareholders, you are considered the beneficial owner of shares held in street name, and these proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares, and you are also invited to attend the Annual General Meeting.
Since a beneficial owner is not the shareholder of record, you may not vote your shares in person at the Annual General Meeting unless you obtain a "legal proxy" from the broker, bank, or other nominee that is the shareholder of record of your shares giving you the right to vote the shares at the Annual General Meeting. If you do not wish to vote in person or you will not be attending the Annual General Meeting, you may vote by proxy. You may vote by proxy by completing, signing and returning the proxy card or over the internet or by telephone, as described below under the heading "How can I vote my shares without attending the Annual General Meeting?"

Q:    How can I vote my shares in person at the Annual General Meeting?

A:
Shareholder of Record. Shares held directly in your name as the shareholder of record may be voted in person at the Annual General Meeting. If you choose to vote your shares in person at the Annual General Meeting, please bring proof of identification. Even if you plan to attend the Annual General Meeting, the Company recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual General Meeting.

Beneficial Owner. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares.

Q:    What must I do if I want to attend the Annual General Meeting in person?

A:
Attendance at the Annual General Meeting is limited to individuals who were shareholders as of the Record Date and admission will be on a first-come, first-served basis. Registration and seating will begin at 1:45 p.m., Atlantic Standard Time, on the date of the Annual General Meeting. Each shareholder will be asked to present proof of identification, such as a driver’s license or passport, prior to admission to the Annual General Meeting. Beneficial owners of shares held in street name will need to bring proof of share ownership as of the Record Date, such as a bank or brokerage firm account statement or a letter from the intermediary holding your shares. Cameras, recording devices and other electronic devices will not be permitted at the Annual General Meeting.

Q:    How can I vote my shares without attending the Annual General Meeting?

A:
Whether you hold your shares directly as the shareholder of record or beneficially own your shares in street name, you may direct your vote without attending the Annual General Meeting by voting in one of the following manners:

•
Internet. Go to the website listed on your proxy card or voting instruction card and follow the instructions there. You will need the control number included on your proxy card or voting instruction form;

•	Telephone. Dial the number listed on your proxy card or your voting instruction form. You will need the control number included on your proxy card or voting instruction form; or

•	Mail. Complete and sign your proxy card or voting instruction card and mail it using the enclosed, prepaid envelope.

If you vote on the internet or by telephone, you do not need to return your proxy card or voting instruction card. Internet and telephone voting for shareholders will be available 24 hours a day, and will close at 5:00 p.m., Atlantic Standard Time, on May 3, 2016.

Q:    What is the quorum requirement for the Annual General Meeting?

A:
A quorum is necessary to hold a valid Annual General Meeting.     At the Annual General Meeting two or more persons present in person throughout the meeting and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, provided, however that no shareholder may participate in any general meeting during which that shareholder (or, if any shareholder is an entity, its representative) is physically present in the United States. Abstentions and broker non-votes are counted as present for determining whether a quorum exists. A broker non-vote occurs when an intermediary holding shares for a beneficial owner does not vote on a particular proposal because the intermediary does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner.

Q:    What happens if I do not give specific voting instructions?

A:
Shareholder of Record. If you are a shareholder of record and you submit a signed proxy card or submit your proxy by telephone or the internet, but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendations of the Board of Directors on all matters presented in this Proxy Statement. With respect to any other matters properly presented for a vote at the Annual General Meeting, the proxy holders will vote your shares in accordance with their best judgment.

Beneficial Owners. If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of the New York Stock Exchange (the "NYSE"), the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters such as the election of directors. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote." Therefore, we urge you to give voting instructions to your broker. Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Because broker non-votes are not considered entitled to vote, they will have no effect on the outcome other than reducing the number of shares present in person or by proxy and entitled to vote from which a majority is calculated.

Q:    Which proposals are considered "routine" or "non-routine"?

A:
The appointment of Ernst & Young Ltd., an independent registered public accounting firm, as our independent auditor to serve until the annual general meeting to be held in 2017, and the authorization of the Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration (Proposal No. 4) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 4. The election of Directors, approval of the amended and restated Third Point Re Bye-laws and the election of the Designated Company Directors (Proposal Nos. 1, 2 and 3) are matters considered non-routine under applicable rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal Nos. 1, 2 and 3.

Q:    What is the voting requirement to approve each of the proposals?

A:
One Class III director has been nominated for election at the Annual General Meeting to hold office until the 2019 Annual General Meeting or until his office shall otherwise be vacated pursuant to our Bye-laws (Proposal No. 1). Directors will be elected by a plurality of the votes cast for Proposal No. 1 at the Annual General Meeting, either in person or represented by properly authorized proxy. Abstentions and broker non-votes will have no effect on this proposal.

The affirmative vote of a majority of the voting power of the shares represented at the Annual General Meeting will be required for approval of each of the other proposals.
In accordance with Bermuda law, only votes cast “for” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to Proposal Nos. 2, 3 and 4, will not be voted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions will not be votes cast “for” Proposal Nos. 2, 3 and 4 they will have the same effect as negative votes or votes against that matter. Broker non-votes will have no effect on these proposals.
Q:    What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:    Who will count the vote?

A:	A representative of Computershare will tabulate the votes and act as the inspector of election.

Q:    Can I revoke my proxy or change my vote?

A:	Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the Annual General Meeting by:

•	providing written notice to the Secretary of the Company;

•	delivering a valid, later-dated proxy or a later-dated vote on the internet or by telephone; or

•	attending the Annual General Meeting and voting in person.

Please note that your attendance at the Annual General Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request. Shares held in street name may be voted in person by you at the Annual General Meeting only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares.

Q:    Who will bear the cost of soliciting votes for the Annual General Meeting?

A:
Third Point Reinsurance Ltd. will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic and facsimile transmission by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition, the Company may reimburse its transfer agent, brokerage firms and other persons representing beneficial owners of Third Point Reinsurance Ltd.’s common shares for their expenses in forwarding solicitation material to such beneficial owners.

Q:    Is my vote confidential?

A:
Yes. The Company encourages shareholder participation in corporate governance by ensuring the confidentiality of shareholder votes. The Company has designated Computershare, the Company’s independent transfer agent and registrar, to receive and tabulate shareholder votes. Your vote on any particular proposal will be kept confidential and will not be disclosed to the Company or any of its officers or employees except (i) where disclosure is required by applicable law, (ii) where disclosure of your vote is expressly requested by you or (iii) where the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals will be disclosed to the Company from time to time and publicly announced at the Annual General Meeting.

Q:    How can I obtain a copy of Third Point Reinsurance Ltd.’s Annual Report on Form 10-K?

A:
Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC, are available to shareholders free of charge on Third Point Reinsurance Ltd.’s website at http://www.thirdpointre.bm or by writing to Third Point Reinsurance Ltd., Investor Relations, Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda or via email at investorrelations@thirdpointre.bm. The Company’s 2015 Annual Report to Shareholders, which includes such Form 10-K, accompanies this Proxy Statement.

Q:    Where can I find the voting results of the Annual General Meeting?

A:
Third Point Reinsurance Ltd. will announce preliminary voting results at the Annual General Meeting and publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual General Meeting.

Point House
3 Waterloo Lane
Pembroke HM 08, Bermuda
PROXY STATEMENT
The Board of Directors (the “Board of Directors” or “Board”) of Third Point Reinsurance Ltd. (the “Company”, “we”, “us” or “our”) is soliciting your proxy to vote at the 2016 Annual General Meeting of Shareholders to be held on May 4, 2016, at 2:00 p.m., Atlantic Standard Time, and any adjournment or postponement of that meeting. The Annual General Meeting will be held at the offices of the Company at Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda. This Proxy Statement and the accompanying proxy card, Notice of 2016 Annual General Meeting of Shareholders, and the 2015 Annual Report to Shareholders (the “Annual Report”) were first mailed on or about March 18, 2016, to shareholders of record as of March 7, 2016 (the “Record Date”).
EXPLANATORY NOTES
Unless the context otherwise indicates or requires, as used in this Proxy Statement references to "we," "our," "us," and the "Company," refer to Third Point Reinsurance Ltd. and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. ("Third Point Re") and Third Point Reinsurance (USA) Ltd. ("Third Point Re USA"), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries.
BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Board of Directors

The Company’s business and affairs are managed under the direction of the Board of Directors, which is the Company’s ultimate decision-making body, except with respect to those matters reserved to the Company’s shareholders. The Board of Directors’ mission is to maximize long-term shareholder value. The Board of Directors establishes the Company’s overall corporate policies, evaluates the Company’s Chief Executive Officer and the senior leadership team and acts as an advisor and counselor to senior management. The Board of Directors also oversees the Company’s business strategy and planning, as well as the performance of management in executing the Company’s business strategy, assessing and managing risks and managing the Company’s day-to-day operations.

Executive Officers

Our executive officers are appointed by and serve at the discretion of the Board of Directors. The biographical information for our executive officers is provided below. The ages of our executive officers are as of February 29, 2016.
John R. Berger, 63 Mr. Berger is our Chairman and Chief Executive Officer and has served in these positions since December 22, 2011. With effect from March 1, 2015, Mr. Berger serves as the Chief Executive Officer of our subsidiary, Third Point Re USA. Until February 28, 2015, Mr. Berger also served as the Chief Underwriting Officer of Third Point Re. Mr. Berger is an insurance industry veteran with over thirty years of experience, the majority of which was spent as the principal executive officer of three successful reinsurance companies. Mr. Berger served as Chief Executive Officer, Reinsurance and Vice Chairman of the board of Alterra Capital Holdings Limited (previously known as Max Capital Group Ltd.) from May 2010 until August 2011. He also served as Chairman of Alterra Reinsurance Limited (previously known as Harbor Point Re Limited), Chief Executive Officer of Alterra Capital Services Inc. (previously known as Harbor Point Services, Inc.), and as a director of Alterra Agency Limited (Harbor Point Agency Limited), New Point III Limited and New Point Re III Limited. He was the President and Chief Executive Officer of Harbor Point Ltd. from December 2005 until May 2010. From August 1998 to December 2005, he was the Chief

Executive Officer and President of Chubb Re, Inc. From November 1983 to August 1998, he held various positions at F&G Re, including Chief Executive Officer and President. Following the acquisition of USF&G by The St. Paul Companies, from April 1998 until August 1998, he served as President of the North American Treaty operation of St. Paul Re and President of F&G Re. Prior to 1983, Mr. Berger was an Underwriter at General Re and Prudential Reinsurance. Mr. Berger is a Member of the board of directors of the Reinsurance Association of America. He earned an undergraduate degree in Economics from Princeton University and an MBA from Rutgers University.

J. Robert Bredahl, 53 Mr. Bredahl is our President and Chief Operating Officer and has served in this position since November 10, 2014, prior to which Mr. Bredahl served as the Chief Financial Officer and Chief Operating Officer of the Company from January 26, 2012. Beginning on March 1, 2015, Mr. Bredahl has also served as the President and Chief Underwriting Officer, and as Chief Executive Officer beginning November 24, 2015, of Third Point Re. Prior to joining the Company, Mr. Bredahl was the Chief Executive Officer of Aon Benfield Securities, Aon’s Investment Banking Group, and the President of the Americas division of Aon Benfield, the premier reinsurance intermediary and capital advisor, from November 2008 to January 2012. Prior to Aon’s acquisition of Benfield in November 2008, Mr. Bredahl held various senior level positions at Benfield and at the time of acquisition was Chief Executive Officer of Benfield U.S. Inc. and of Benfield Advisory. Prior to joining Benfield in March 2002, he served as Chief Executive Officer of Inreon PLC and Managing Director and Head of U.S. Derivative Sales for Barclays Capital. Mr. Bredahl earned a Bachelor of Arts degree in Economics from Middlebury College. While at Aon Benfield Securities he held several securities licenses, including the Series 24, Series 7 and Series 63.

Christopher S. Coleman, 42 Mr. Coleman is our Chief Financial Officer and has served in this position since November 10, 2014, prior to which Mr. Coleman was the Chief Accounting Officer of the Company, in which position he served from April 1, 2013. Prior to joining the Company, Mr. Coleman was the Chief Financial Officer of Alterra Bermuda Limited, the principal operating subsidiary of Alterra Capital Holdings Limited ("Alterra"). Prior to Max Capital Group Ltd.'s acquisition of Harbor Point Limited to form Alterra in May 2010, Mr. Coleman was the Senior Vice President, Chief Accounting Officer of Harbor Point Limited. Mr. Coleman joined Harbor Point Limited in March 2006. From 2002 to 2006, Mr. Coleman worked for PricewaterhouseCoopers in Bermuda as a Senior Manager within the audit and advisory practice specializing in clients in the insurance and reinsurance industry. Mr. Coleman started his career with Arthur Andersen in 1995 working in the Hartford office before relocating to the Bermuda office in 2001. Mr. Coleman graduated from Central Connecticut State University in 1995 with a Bachelor of Science degree in Accounting. Mr. Coleman is a Certified Public Accountant and a Chartered Professional Accountant and is a member of the American Institute of Certified Public Accountants and the Institute of Chartered Professional Accountants of Bermuda.

Manoj K. Gupta, 40 Mr. Gupta is our Head of Investor Relations and Business Development and has served in this position since February 26, 2015. He is also Senior Vice President, Underwriting of Third Point Re and has served in this position since April 16, 2012.  Mr. Gupta has also served as Lead Portfolio Manager of Third Point Reinsurance Investment Management Ltd. since June 15, 2012. Prior to joining the Company Mr. Gupta was the lead portfolio manager for catastrophe reinsurance at Goldman Sachs Asset Management ("GSAM"), one of the world's largest asset management firms and a subsidiary of Goldman Sachs Group. During his tenure at GSAM from October 2006 until April 2012, Mr. Gupta launched three standalone catastrophe risk funds and also placed reinsurance risk within the firm's multi-strategy hedge funds. Prior to joining GSAM, Mr. Gupta was a leader of reinsurance broker Benfield's alternative capacity and credit risk solutions efforts. Prior to joining Benfield in April 2003, Mr. Gupta was head of business development and strategic planning at Inreon, a reinsurance trading platform co-sponsored by Swiss Re and Munich Re, and a management consultant for McKinsey & Company. Mr. Gupta graduated from University of Waterloo with a Bachelor of Applied Science in Electrical Engineering.
Daniel V. Malloy, 56 Mr. Malloy is Executive Vice President, Underwriting of Third Point Re, and has served in that position since January 23, 2012. Prior to joining the Company, Mr. Malloy worked at Aon Benfield from 2003 where he co-led the Specialty Lines practice groups, which were responsible for providing clients and brokers with primary and reinsurance market updates, peer analytics, new product ideas, growth initiatives and placement assistance. Specialty Lines includes the casualty, professional liability, surety, workers’ compensation, property risk, environmental, structured reinsurance and MGA practices. Mr. Malloy has almost 32 years of reinsurance experience including 10 years of structured reinsurance underwriting. Before joining Aon Benfield, he was President and a board member of Stockton Reinsurance Ltd. in Bermuda from 1998 to 2003. His experience with structured reinsurance began when he served as President of Centre Re Bermuda where he was employed from 1993 to 1998. Mr. Malloy began his reinsurance career in 1981 working as a reinsurance broker for Sedgwick Re for twelve years. Mr. Malloy holds a Bachelor of Arts degree in biology from Dartmouth College.

Jonathan Norton, 57 Mr. Norton serves as the Chief Reserving Actuary of the Company and as Chief Actuary of Third Point Re USA. Prior to joining us in December 2014, Mr. Norton served as Chief Actuary of Alterra Reinsurance USA Inc. from its inception in May 2010 until completion of the Markel acquisition in May 2013. Mr. Norton was previously Chief Actuary of Harbor Point Services, Inc. from its inception in December 2005 until its merger with Max Capital in May 2010. Mr. Norton was the Chief Actuary of Chubb Re, Inc. from June 1999 through the creation of Harbor Point Services, Inc. in December 2005. Prior to Chubb Re, Mr. Norton worked for the actuarial and analytical unit within Guy Carpenter from 1988 to 1999 where he was a Managing Director and held the position of Chief Actuary. Mr. Norton also has prior experience within the consulting arms of PricewaterhouseCoopers and Ernst & Young (1981 - 1988). Mr. Norton holds a Bachelor's Degree in Civil Engineering from Duke University and a MBA from Emory University.

Anthony Urban, 55 Mr. Urban is the Chief Underwriting Officer of Third Point Re USA and has served in this position since March 1, 2015. Mr. Urban served as the Executive Vice President, Underwriting of Third Point Re from inception of the Company until February 28, 2015. He is the former President and Chief Executive Officer of JRG Reinsurance Company, Ltd. (“JRG Re”), a Bermuda based reinsurance company which he helped establish in January 2008 with an initial capitalization of $250 million. Prior to JRG Re, from December 2002 to July 2007, Mr. Urban was the Chief Underwriting Officer and Head of Reinsurance Operations of Endurance Reinsurance Corporation of America. Prior to Endurance, from November 2000 to November 2002, Mr. Urban served as the Executive Vice President and Chief Underwriting Officer of AXA Corporate Solutions Reinsurance Company (“AXA”), where he managed a reinsurance portfolio of approximately $500 million in premium and a program book of business of approximately $300 million in premium. Prior to AXA, from June 1986 to October 2000, Mr. Urban was employed as a Senior Vice President and Chief Production Officer at Constitution Reinsurance Corporation. Mr. Urban started his career as a Pricing Analyst at North American Reinsurance (Swiss Re) in September 1983. Mr. Urban has a Bachelor of Arts degree from Dartmouth College.
Thomas C. Wafer, 60 Mr. Wafer is the President of Third Point Re USA and has served in this position since December 1, 2014. Prior to joining the Company, Mr. Wafer served as Chairman of Global Reinsurance for Alterra from March 2012 until the close of the Markel transaction in May 2013. Mr. Wafer was previously the Chief Executive Officer of Reinsurance and President for Alterra Reinsurance USA Inc. from July 2011 until March 2012. Mr. Wafer was President of Harbor Point Re U.S. and Harbor Point Services, Inc. since November 2009. From December 2005 until November 2009 he was Managing Director of International Underwriting for Harbor Point Re Limited and New Point Re in Bermuda. From September 1998 until December 2005 he was Managing Director of International Underwriting and Marketing at Chubb Re, Inc. From July 1980 until September 1998 Mr. Wafer held various positions for Willcox, Inc. and Guy Carpenter, most recently as Managing Director and head of the International Division of Guy Carpenter New York. From 1979 to 1980 he was an underwriter in the Commercial Property Division, Chubb Group of Insurance Companies. Mr. Wafer attended Manhattanville College where he earned a BA in Economics. He also holds an MBA in Marketing from Fordham University.
Janice R. Weidenborner, 51 Ms. Weidenborner is the Executive Vice President and Group General Counsel and has served in that position since January 1, 2016. On February 24, 2016, Ms. Weidenborner became Secretary of the Company and Third Point Re. Prior to joining the Company, Ms. Weidenborner was General Counsel for the Ariel Re group of companies, from January 2013 to December 2015. Ms. Weidenborner has held senior legal counsel positions in both Bermuda and the U.S., with a significant focus of her practice on insurance and reinsurance, and general corporate and transactional matters.  From 1987 to 2012, Ms. Weidenborner held various roles at the ACE Group (and its predecessor companies) including Senior Vice President, Associate General Counsel and Regional

Compliance Officer, ACE Bermuda Insurance Ltd., Associate General Counsel, ACE Tempest Reinsurance Ltd., and General Counsel, ACE Financial Solutions International. Ms. Weidenborner holds a B.S. in Aviation Management from Embry Riddle Aeronautical University. She began her career in New York as an Airline Underwriter for CIGNA Property and Casualty.  After earning her MBA in Finance from Fordham University, Ms. Weidenborner served as a Senior Financial Analyst for CIGNA. She holds a Juris Doctor degree from Rutgers University.
Board Structure

The size of the Board of Directors may be fixed from time to time by our Board as provided in our Bye-laws. Our Board of Directors has set the size of our Board at ten directors. Our Board of Directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. One Class III director will be elected at this year’s Annual General Meeting. The Class III director elected at the Annual General Meeting and the other Class III directors appointed by the Lead Investors as described below will serve until the annual general meeting of shareholders held in 2019 or until such director’s successor is duly elected and qualified, or such director’s earlier death, resignation or removal.

Director Appointments

Third Point Reinsurance Ltd. was incorporated on October 6, 2011. On December 22, 2011, KIA TP Holdings, L.P. and KEP TP Holdings, L.P., which are affiliates of Kelso & Company (collectively, “Kelso”) and Pine Brook LVR, L.P., an affiliate of Pine Brook Road Partners, LLC (collectively, “Pine Brook”, and Pine Brook and together with Kelso, the “Lead Investors” and each individually, a “Lead Investor”), Dowling Capital Partners I, L.P., an affiliate of Dowling Capital Management, LLC (collectively, “Dowling”), P RE Opportunities Ltd. (“PROL”), Third Point LLC, Daniel S. Loeb and affiliates associated with Mr. Loeb and our Chief Executive Officer, John R. Berger (collectively, the “Founders”), together with certain members of management, committed $533.0 million to capitalize Third Point Reinsurance Ltd.

Pursuant to the Company’s Bye-laws, so long as a Lead Investor holds shares representing at least 25% of the total number of shares held by such Lead Investor as of December 22, 2011, such Lead Investor shall have the right to appoint one Class III director to the Board of Directors at each annual general meeting at which the term of such Lead Investor’s appointee expires. The Company’s Bye-laws also require Kelso, Daniel S. Loeb and Pine Brook to consent to a variety of significant corporate actions before they are taken and guarantee each of the Lead Investors (or their designees) certain rights related to inclusion on Committees of the Board of Directors. In addition, Daniel S. Loeb, Kelso, Pine Brook and PROL each has the right to appoint one of its representatives to attend Board of Directors’ meetings in an observer capacity so long as it holds shares in the Company.
Pursuant to the Company’s Bye-laws, Kelso has appointed Christopher L. Collins and Pine Brook has appointed William L. Spiegel to our Board of Directors. Each of these directors is expected to be appointed by the applicable Lead Investor as a Class III director at the Annual General Meeting.
Continuing Directors

The biographical information for the directors whose terms will continue after the Annual General Meeting and will expire at the Annual General Meeting to be held in 2017 (Class I) or the Annual General Meeting to be held in 2018 (Class II) is listed below. The ages of the continuing directors are as of February 29, 2016.

Steven E. Fass, 70 (Class I). Mr. Fass has served as a director of the Company since February 2012. Mr. Fass’s insurance career has spanned nearly 38 years. He retired in 2008 as the President and Chief Executive Officer of the White Mountains Insurance Group Ltd. From 1984 to 2006 he was the President and Chief Executive Officer of White Mountains Re, and its predecessor companies Folksamerica Holding Company and Folksamerica Reinsurance Company. He joined Folksamerica in 1980 as its Vice President, Treasurer and Chief Financial Officer. Prior to joining Folksamerica he held various positions at American Re and Skandia America Re. Mr. Fass has held numerous directorships including Chairman of White Mountains Re, Chairman of Fund American Reinsurance Company Ltd.,

Chairman of Sirius International Insurance Company Ltd. and Chairman of Esurance Insurance Company. He was a director of both White Mountains (2000-2008) and One Beacon Insurance Group, both public companies.
The Board of Directors has concluded that Mr. Fass should continue to serve as a director of our Company because, through his significant experience in the roles of President, Chief Financial Officer and Chief Executive Officer of leading reinsurance companies, he brings to our Board extensive leadership, financial expertise, management and business development skills.
Mary R. Hennessy, 63 (Class I). Ms. Hennessy has served as a director of the Company since February 2012. She is currently an independent consultant to the property and casualty insurance and reinsurance industry, which was her occupation from 2002 to 2008. From 2008 to 2010, she served as Chief Executive Officer of GMAC Insurance - Personal Lines. From 2000 to 2002, Ms. Hennessy served as the Chief Executive Officer, President and a member of the board of directors of Overseas Partners, Ltd. From 1997 to 1999, she served as President, Chief Operating Officer, and as a member of TIG Holdings, Inc.’s board of directors after serving as the Executive Vice President and Chief Underwriting Officer from 1996 to 1997. From 1988 to 1996, Ms. Hennessy held various positions with American Re Corporation. Ms. Hennessy previously served as a director of Global Indemnity plc. She currently serves on the board of directors of GeoVera Insurance Holdings, Ltd. and serves as the Chair of its audit committee. She has previously served on the board of directors and audit committees of Bristol West Holdings, Inc. and Syncora Holdings Ltd. (formerly Security Capital Assurance Ltd.), and represented Overseas Partners, Ltd. on the board of Annuity & Life Re Holdings, Ltd., all of which were listed on the New York Stock Exchange at the time. Ms. Hennessy received a B.A. in Mathematics from the College of St. Elizabeth. She is a fellow of the Casualty Actuarial Society.
The Board of Directors has concluded that Ms. Hennessy should continue to serve as a director because through her experience she brings to our Board strong technical insurance expertise due to her actuarial background and her experience gained through the positions she has held in the industry. Ms. Hennessy has also had hands-on senior management experience in both primary and reinsurance company operations. This background, together with her many years of consulting experience in the industry, is valuable to our Company and our Board of Directors.
Gary D. Walters, 70 (Class I). Mr. Walters has served as a director of the Company since May 2014. Having completed his 20th year of service as the Ford Family Director of Athletics at Princeton University, Mr. Walters retired from his position on July 1, 2014 and was honored by the University by being appointed AD Emeritus.  During his tenure at Princeton, Mr. Walters established "Education Through Athletics" as the core mission of the Athletics Department and served a five-year term on the prestigious NCAA Division I Men’s Basketball Committee and, during the 2006 to 2007 academic year, was appointed the committee Chair.   Mr. Walters also served as the Chairman of the Ivy Committee on Administration, served as an ethics fellow for the Institute of International Sport, and is a member of the advisory board for the Center for the Study of Sport in Society at Northeastern University.  Prior to joining Princeton University, Mr. Walters worked for Kidder, Peabody & Co., from 1981 to 1990, where he achieved the titles of Senior Vice President and Partner. Mr. Walters became a  Senior Partner of Woolf Associates Sports Management in Boston in 1990, and subsequently became Managing Director of Seaward Management, an investment advisory firm, in 1992. While at Kidder, Peabody & Co. he served for three years on the New England NASD District Business Conduct Committee, his last year as Chair.  Mr. Walters graduated from Princeton in 1967 with an A.B. degree in Psychology.
The Board of Directors has concluded that Mr. Walters should continue to serve as a director because through his tenure and managerial experience at Princeton, and his investment and advisory background, he brings to our Board proven leadership experience, investment knowledge and managerial skills.
John R. Berger, 63 (Class II). Mr. Berger is our Chairman and Chief Executive Officer and has served in this position since December 22, 2011. From December 22, 2011 until February 28, 2015, Mr. Berger also served as our Chief Underwriting Officer. Mr. Berger stepped down as our Chief Underwriting Officer on February 28, 2015. The detailed biographical information for Mr. Berger can be found under the heading “Executive Officers” herein.

The Board of Directors has concluded that Mr. Berger should continue to serve as a director because through his experience in the property and casualty insurance industry gained over thirty years, the majority of which was spent as the principal executive officer of three successful reinsurance companies, he brings to our Board extensive leadership, underwriting, management and business development skills which make him uniquely suited to serve as a director and the Chairman of the Board of Directors.
Joshua L. Targoff, 46 (Class II). Mr. Targoff has served as a director of the Company since December 2011.  He is a Partner and the Chief Operating Officer and General Counsel of Third Point LLC. From 1996 to 2003 he was an associate in the law firm of Debevoise & Plimpton LLP.  From 2003 to 2008, Mr. Targoff served in the legal department of Jefferies & Company, Inc., most recently as General Counsel of Investment Banking. In May 2008, Mr. Targoff joined Third Point LLC, as General Counsel, and became Chief Operating Officer in 2009. Mr. Targoff serves as a director of Third Point Offshore Investors Limited, Third Point Offshore Fund, Ltd. and Third Point Ultra Ltd. Mr. Targoff received an A.B. from Brown University in 1991 and a J.D. from Yale Law School in 1996.
The Board of Directors has concluded that Mr. Targoff should continue to serve as a director because through his legal qualifications and experience as the General Counsel of Investment Banking for Jefferies & Company, Inc., and as a Partner and the General Counsel and Chief Operating Officer of Third Point LLC, he brings to our Board experience in investment management, legal and regulatory matters, corporate governance, risk management and business development.
Mark Parkin, 65 (Class II). Mr. Parkin has served as a director of the Company since November 2013. He was employed by Deloitte & Touche LLP (and its predecessor Touche Ross & Co.) for 37 years. For twenty-six years of his tenure, Mr. Parkin was a Partner of the firm serving audit clients who were primarily operating in the insurance industry. Mr. Parkin served as the Managing Partner of Deloitte & Touche LLP’s Insurance Audit and Enterprise Risk Services practice from 2009 to 2012, and as its Insurance Industry Professional Practice Director from 2006 to 2008. Mr. Parkin was the Chairman of the AICPA Property and Liability Insurance Entities Audit and Accounting Guide Overhaul Task Force and a member of the AICPA’s Insurance Expert Panel, Deposit Accounting Task Force and Reinsurance Accounting and Auditing Task Force. He is a CPA and a graduate of the University of Illinois (B.A. - English; MAS - Accountancy).
The Board of Directors has concluded that Mr. Parkin should continue to serve as a director because through his extensive experience as a senior partner of a top audit firm serving the insurance industry and additionally as the Chairman of the AICPA Property and Liability Insurance Entities Audit and Accounting Guide Overhaul Task Force and as a member of the AICPA’s Insurance Expert Panel, Deposit Accounting Task Force and Reinsurance Accounting and Auditing Task Force, he brings to our Board experience in accounting, finance and management which make him well suited to continue to serve as a director and as the Chairman of our Audit Committee.
Information Regarding the Nominee for Election to the Board of Directors

Qualifications

In considering candidates for the Board of Directors, the Governance and Nominating Committee takes into consideration the Company’s Corporate Governance Guidelines and all other factors deemed appropriate by the Governance and Nominating Committee. The Governance and Nominating Committee seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Individuals are considered for nomination to the Board based on their business and professional experience, judgment, diversity, age, skills and background. Directors are expected to make a significant time commitment to the Company.

Set forth below is biographical information concerning the nominee who is standing for election at the Annual General Meeting. Following the biographical information for the nominee is a description of such nominee’s specific experience, qualifications, attributes and skills that the Governance and Nominating Committee and the Board of Directors considered in determining whether to recommend the nominee for election to the Board of Directors. In addition to the information presented below, the Company believes that a board comprised of its nominees constitutes a board with a reputation for integrity, strong business acumen and the exercise of sound judgment; a board that is strong in its collective knowledge and leadership abilities; and a board that has a diversity of viewpoints and backgrounds. The age of the nominee is as of February 29, 2016.
Rafe de la Gueronniere, 63 (Class III). Mr. de la Gueronniere has served as a director of the Company since November 2013.  He is Co-Chairman of Continuity Logic.  Previously, Mr. de la Gueronniere was Vice Chairman and Co-Founder of New Providence Asset Management, a company he co-founded in 2003. Prior to co-founding New Providence Asset Management, Mr. de la Gueronniere was a Principal at the Mariner Investment Group, Chairman of the Discount Corporation of New York and a Member of the Management Committee and Board at Paine Webber, Inc. Mr. de la Gueronniere began his career at J.P. Morgan & Co. where he was a Senior Vice President responsible for the fixed income and precious metals businesses. Currently, Mr. de la Gueronniere is a member of the Investment Committee of the John D. and Catherine T. MacArthur Foundation. He formerly served as a Trustee and Investment Committee Chair for both the Taft School and the Far Hills Country Day School and was a longstanding member of the U.S. Treasury Debt Management Advisory Committee. Mr. de la Gueronniere has a B.A. from Brown University and more than 35 years of experience in fixed income, equity investing, foreign exchange and the precious metals business.
The Board of Directors has concluded that Mr. de la Gueronniere should continue to serve as a director because through his experience in the investment and banking industries gained over a career spanning more than 30 years he brings to our Board his expertise and extensive knowledge in fixed income, equity investing and foreign exchange trading.
Information Regarding the Other Class III Directors Expected to be Appointed to the Board of Directors

Pursuant to the Company’s Bye-laws, as Lead Investors, each of Kelso and Pine Brook has the right to appoint one Class III director to the Board of Directors, for so long as such Lead Investor holds shares representing at least 25% of the total number of shares it held as of December 22, 2011. See “Director Appointments.” Set forth below is biographical information concerning the persons expected to be designated to the Board of Directors by the Lead Investors. The ages of the designees are as of February 29, 2016.
Christopher L. Collins, 42 (Class III). Mr. Collins has served as a director of the Company since December 2011. Mr. Collins joined Kelso & Company in 2001 and has been a Managing Director since 2009. He spent the preceding two years at the Stanford Graduate School of Business earning his M.B.A. degree in 2001. He spent the previous three years as an Analyst at Stonington Partners. He received a B.A. in English with honors from Duke University in 1996. Mr. Collins is currently a director of American Beacon Advisors, Inc., Augusta Sportswear, Inc., Harbor Community Bank, Renfro Corporation and Risk Strategies Companies.
The Board of Directors has concluded that Mr. Collins should continue to serve as a director because through his experience as a private equity investor in our Company and many other companies he brings a unique perspective and valuable management experience to our Board. Mr. Collins is a director designated by Kelso, one of our Founders, pursuant to the terms of the provisions of our Bye-laws described under “Director Appointments.”
William L. Spiegel, 53 (Class III). Mr. Spiegel has served as a director of the Company since December 2011. He is a founding partner and a Managing Director of Pine Brook and is responsible for managing its financial services investing activities. He is also a member of its Investment Committee. Mr. Spiegel currently represents Pine Brook as a director of Aurigen Capital Limited, Essent Group Ltd., Fidelis Insurance Holdings Ltd., Global Atlantic Financial Group, Tunbridge Partners, LLC and Vibe Syndicate Management. Mr. Spiegel has 25 years of private equity investment experience. Prior to joining Pine Brook, he was with The Cypress Group from its inception in 1994 until 2006 managing its financial services and healthcare investing activities. Prior to joining The Cypress Group, Mr. Spiegel worked in the Merchant Banking Group at Lehman Brothers. He has served on the board of directors of numerous companies, including seven publicly traded corporations. Mr. Spiegel holds a B.Sc. in Economics from The London School of Economics and Political Science, an M.A. in Economics from the University of Western Ontario and an M.B.A. from The University of Chicago.

The Board of Directors has concluded that Mr. Spiegel should continue to serve as a director because through his significant private equity investment experience and role managing the financial services investing activities of Pine Brook along with his experience serving on the board of directors of numerous companies, including four publicly traded corporations, he brings to our Board extensive leadership and financial expertise, management and business development skills. Mr. Spiegel is a director designated by Pine Brook, one of our Founders, pursuant to the terms of the provisions of our Bye-laws described under “Director Appointments.”
Director Independence

Under the NYSE listing standards, in order to consider a director independent, the Board of Directors must affirmatively determine that he or she has no material relationship with the Company. The standards specify the criteria for determining whether directors are independent and contain guidelines for directors and their immediate family members with respect to employment or affiliation with the Company or the independent registered public accounting firm serving as its independent auditor.
The Board of Directors undertook its annual review of director independence in February 2016. As a result of this review, the Board affirmatively determined that Rafe de la Gueronniere, Steven E. Fass, Mary R. Hennessy, Mark Parkin and Gary D. Walters are “independent” as defined in the federal securities laws and applicable NYSE rules. The standards for determining director independence are specified in Schedule A to our Corporate Governance Guidelines available on the Company’s website at www.thirdpointre.com/investors/corporate-governance/governance-documents/default.aspx
The Company’s Audit, Compensation and Governance and Nominating Committees are currently composed of independent directors only. See the "Committees of the Board of Directors" section of this Proxy Statement for further information.
Board of Directors Meetings and Attendance

The Board of Directors held four board meetings and twenty-four Committee meetings during 2015 and acted by written consent once. All directors attended at least 75% of the total of all the meetings of the Board of Directors and Committees on which they served during 2015.
Board Leadership Structure

The Board of Directors believes that its practice of having a combined Chairman/Chief Executive Officer, a majority of independent directors, a Lead Independent Director and Audit, Compensation and Governance and Nominating Committees composed exclusively of independent directors provides an effective and appropriate leadership structure for the Company.

The Company’s Corporate Governance Guidelines provide that a Chairman of the Board be elected by the Board from among its members to preside at all meetings of the Board, or otherwise as in accordance with the Bye-laws. The Board does not have a policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer. The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and Chief Executive Officer in any way that is in the best interests of the Company at a given point in time. At this time, the Board of Directors combines the role of Chairman of the Board of Directors and the Company’s Chief Executive Officer. The Board of Directors believes that combining the roles of Chairman and Chief Executive Officer fosters unified leadership and direction for the Board of Directors and executive management and allows for alignment and clear accountability in the development and execution of the Company’s strategic initiatives and business plans. Mr. Berger is the director most familiar with the Company’s business and industry and, by serving in these dual capacities, he is best situated to effectively identify strategic priorities and lead discussions on key business issues that impact all of the Company’s stakeholders. The Board of Directors also considered Mr. Berger’s prior history and performance in serving in these dual capacities, and believes that Mr. Berger has provided effective leadership and guidance in the pursuit of the Company’s strategic objectives during his tenure as the Company’s Chairman and Chief Executive Officer.
Further enhancing the overall independent functioning of the Board of Directors is the fact that the Board of Directors consists of a majority of independent directors and has appointed a Lead Independent Director. The independent directors also review Mr. Berger’s performance in his dual capacities of Chairman and Chief Executive Officer. In addition, the Company’s governance structure is strengthened by virtue of each of its Governance and Nominating Committee, Compensation and Audit Committees, each exclusively consisting of independent directors as of the date of this Proxy Statement. These Committees provide additional independent oversight of management.
Through the Company’s overall governance structure, the Board of Directors believes it has effectively balanced the need for strategic leadership by the Company’s Chairman and Chief Executive Officer with the oversight and objectivity of the independent directors and the Lead Independent Director, and has created an effective and appropriate leadership structure that is conducive to the risk oversight process. The Board of Directors recognizes that, depending on the circumstances, other leadership structures might be appropriate and in the best interests of the Company. Accordingly, the Board of Directors has the discretion to modify its leadership structure in the future if it deems it in the best interests of the Company to do so.
Committees of the Board of Directors

Assuming election of all nominees above, the following is a list of persons who will constitute the Company’s Board of Directors following the meeting, including their expected Committee assignments.

Name	Audit	Compensation	Executive	Governance and Nominating	Investment and Finance	Underwriting	Risk and Compliance
John R. Berger*			Chairman		✓	Chairman
Christopher L. Collins			✓		✓
Steven E. Fass	✓	Chairman	✓	✓	✓	✓	✓
Rafe de la Gueronniere		✓			✓
Mary R. Hennessy	✓	✓		Chairman		✓	Chairman
Mark Parkin	Chairman	✓		✓
William L. Spiegel			✓		Chairman	✓
Joshua L. Targoff			✓
Gary D. Walters		✓		✓			✓
* Chairman of the Board

The Board of Directors has established an Audit Committee, Compensation Committee, Governance and Nominating Committee, Underwriting Committee, Risk and Compliance Committee, Investment and Finance Committee and Executive Committee. Under the applicable requirements of the NYSE, each of the Audit, Compensation and Governance and Nominating Committees consists exclusively of members who qualify as independent directors. A description of each Board Committee is set forth below. Except as noted below, the members of each Board Committee have continued to serve through the date of this Proxy Statement.
Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee has the responsibility for, among other things, assisting the Board of Directors in reviewing: our financial reporting and other internal control processes; our financial statements; the independent auditor’s qualifications, independence and performance; the performance of our internal audit function; and our compliance with legal and regulatory requirements and our Code of Business Conduct and Ethics.
The Audit Committee held four meetings during 2015. In 2015, the members of the Committee were Mark Parkin (Chairman), Steven E. Fass, Mary R. Hennessy and Neil McConachie. On June 9, 2015, Mr. McConachie

resigned as a member of the Committee at the time he resigned from the Board of Directors. Each of the members of the Audit Committee, qualifies as an “independent” director as defined under the NYSE rules and Rule 10A-3 of the Exchange Act.
All of the members of the Audit Committee are financially literate and have accounting or related financial management expertise within the meaning of the NYSE rules. The Board also has determined that each of Messrs. Fass and Parkin qualifies as an “Audit Committee financial expert” as defined by SEC rules. Please refer to the Continuing Directors section of this Proxy Statement for Mr. Fass’s and Mr. Parkin’s relevant experience.
Compensation Committee

Our Compensation Committee is responsible for reviewing and approving the compensation and benefits of our employees, directors and consultants, overseeing the administration of our employee benefits plans, authorizing and administering share option grants and other incentive arrangements and reviewing and approving employment and related agreements of our executive officers and directors.

The Compensation Committee also periodically reviews management development and succession plans, including establishing policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer.
The Compensation Committee held four meetings during 2015. In 2015, the members of the Committee were Rafe de la Gueronniere, Steven E. Fass (Chairman), Mary R. Hennessy, Neil McConachie, Mark Parkin and Gary D. Walters. On June 9, 2015, Mr. McConachie resigned from the Compensation Committee at the time he resigned from the Board of Directors. Each of the members of the Compensation Committee qualifies as an “independent” director as defined under the applicable rules and regulations of the SEC and the NYSE.
Governance and Nominating Committee

Our Governance and Nominating Committee is responsible, among its other duties and responsibilities, for identifying and recommending candidates for election to our Board of Directors, reviewing the composition of the Board and its Committees, developing and recommending to the Board corporate governance guidelines that are applicable to us, and overseeing Board evaluations.

The Governance and Nominating Committee held four meetings during 2015. In 2015, the members of the Committee were Steven E. Fass, Mary R. Hennessy (Chairman), Neil McConachie, Mark Parkin and Gary D. Walters. Mr. McConachie resigned from the Committee at the time he resigned from the Board of Directors. Ms. Hennessy was appointed Chairman of the committee upon Mr. McConachie’s resignation. Each of the members of the Governance and Nominating Committee qualifies as an “independent” director as defined under the applicable rules and regulations of the SEC and the NYSE.
Underwriting Committee

Our Underwriting Committee is responsible for overseeing our underwriting processes and procedures and monitoring our underwriting performance. The Underwriting Committee held four meetings during 2015. In 2015, the members of the Committee were John R. Berger (Chairman), Steven E. Fass, Mary R. Hennessy and William L. Spiegel.

Investment and Finance Committee

Our Investment and Finance Committee is responsible for overseeing the management of the Company’s investment portfolio and reviewing the performance of the Company’s investment manager. The Committee also has oversight of the Company’s financial procedures and structure. The Investment and Finance Committee held four meetings during 2015. In 2015, the members of the Committee were William L. Spiegel (Chairman), Steven E. Fass, Christopher L. Collins, John R. Berger and Rafe de la Gueronniere.

Risk and Compliance Committee

Our Risk and Compliance Committee is responsible for overseeing our risk appetite and risk management framework. The Risk and Compliance Committee held four meetings during 2015. In 2015, the members of the Committee were Mary R. Hennessy (Chairman), Christopher L. Collins, Steven E. Fass, Neil McConachie, William L. Spiegel and Gary D. Walters . On June 9, 2015, Mr. McConachie resigned from the Risk and Compliance Committee at the time he resigned from the Board of Directors. On November 2, 2015 William L. Spiegel and Christopher L. Collins resigned from the Committee and Gary D. Walters was appointed as member of the Committee.

Executive Committee

Our Executive Committee is responsible for providing ongoing oversight of Company matters in the intervals between Board meetings and considering matters requiring approval at short notice in the intervals between Board meetings where it is not possible to convene a meeting of the Board. The Executive Committee did not meet during 2015. In 2015, the members of the Committee were John R. Berger (Chairman), Steven E. Fass, William L. Spiegel, Christopher L. Collins and Joshua L. Targoff.

Committee Charters

Copies of the charters of the Audit Committee, Compensation Committee and Governance and Nominating Committee are available on our website www.thirdpointre.com/investors/corporate-governance/governance-documents/default.aspx and may also be obtained upon request without charge by writing to the Corporate Secretary, Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda.
Risk Management and Oversight

Our Board of Directors oversees our risk management process, including the company-wide approach to risk management, carried out by our management. Our Board of Directors determines the appropriate levels of risk for the Company generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our Board of Directors maintains the ultimate oversight responsibility for the risk management process, its Committees oversee risk in certain specified areas. In particular, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers.
The Audit Committee plays a key role in the Board of Directors’ exercise of its risk oversight function. The Audit Committee is primarily responsible for overseeing matters involving the Company’s financial and operational risks, and the guidelines, policies and processes for managing such risks, including internal controls. The Audit Committee conducts its risk oversight in a variety of ways, including reviewing management’s assessment of the Company’s internal control over financial reporting, reviewing the results of regulatory examinations, and receiving quarterly reports on legal and regulatory matters. Additionally, the Company’s independent auditor regularly discusses risks and related mitigation measures that may arise during their regular reviews of the Company’s financial statements with the Audit Committee. The Company has also retained a third party consultant to assist with certain internal audit functions. To ensure candid and complete reporting, the Audit Committee regularly meets in separate executive sessions with management, the Company’s internal auditor and the Company’s independent auditor.

The Risk and Compliance Committee is responsible for overseeing the Company's firm-wide risk appetite and enterprise risk management framework. Management regularly reports on the Company's operational processes and controls that are designed to identify, mitigate and monitor the risks and exposures that could materially impact the Company.
Our Governance and Nominating Committee is responsible for overseeing the management of risks associated with the independence of our Board of Directors. Pursuant to our Board’s instruction, management regularly reports on applicable risks to the relevant Committee or the Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its Committees.
Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board has adopted Corporate Governance Guidelines, which set forth a flexible framework within which our Board, assisted by our Board Committees, directs the affairs of the Company. The Guidelines address, among other things, the composition and functions of the Board, director independence, compensation of directors, management succession and review, Board Committees and selection of new directors.
We have a Code of Business Conduct and Ethics that applies to members of our Board of Directors and all of our employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions.
The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on our website at www.thirdpointre.com/investors/corporate-governance/governance-documents.
We intend to disclose any amendments to these codes, or any waivers of their requirements, on our website.
Director Nominating Process and Diversity

The Board of Directors is responsible for nominating members for election to the Board of Directors and for filling vacancies on the Board of Directors that may occur between annual general meetings of shareholders. The Governance and Nominating Committee is responsible for identifying, screening and recommending candidates to the Board of Directors for Board membership. When formulating its Board of Directors membership recommendations, the Governance and Nominating Committee may also consider advice and recommendations from others, including shareholders, as it deems appropriate.

Pursuant to the Company’s Bye-laws, the Board of Directors has the power to appoint any person as a director to fill a vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of any director, subject to the Lead Investors’ right to appoint a director to fill a vacancy created by the applicable Lead Investor’s designated director. Due to the resignation of Neil McConachie on June 9, 2015, there is currently a vacancy in Class I of our Board of Directors. The terms of each of the Class I directors expires at the Annual Meeting in 2017.

The Governance and Nominating Committee and the Board of Directors believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences and other differentiating characteristics, is an important element of its nomination recommendations. The Governance and Nominating Committee has not identified any specific minimum qualifications which must be met for a person to be considered as a candidate for director. However, Board candidates are selected based upon various criteria including business and professional experience, judgment, diversity, age, skills, background, time availability in light of other commitments, and such other relevant factors that the Governance and Nominating Committee considers appropriate in the context of the needs of the Board of Directors. Although the Board of Directors does not have a formal diversity policy, the Governance and Nominating Committee and Board of Directors review all of these factors, including diversity, in considering candidates for Board membership. Board members are expected to prepare for, attend and participate in all Board of Directors and applicable Committee meetings, and the Company’s Annual General Meetings of shareholders.

Candidates Nominated by Shareholders
The Governance and Nominating Committee will also consider nominees recommended by shareholders. Pursuant to the Company’s Bye-laws, shareholders who wish to nominate a candidate for consideration by the Governance and Nominating Committee for election at the 2017 Annual General Meeting may do so by delivering written notice, no earlier than January 4, 2017 and no later than February 3, 2017, of such nominees’ names to Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda, Attention: Secretary. Any shareholder of record or beneficial owner of the Company’s common shares on whose behalf a nomination is being proposed must (i) be a shareholder of record or beneficial owner on the date of the giving of such notice, on the record date for the determination of shareholders entitled to notice of and to vote at the Annual General Meeting of shareholders and at the time of the Annual General Meeting of shareholders and (ii) comply with the applicable notice procedures set forth in the Company’s Bye-laws.
The Company’s Bye-laws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors or to bring other business before an annual general meeting of our shareholders. The Bye-laws provide that any shareholder wishing to nominate persons for election as directors at, or bring other business before, an annual general meeting must deliver to our Secretary a written notice of the shareholder’s intention to do so. To be timely, the shareholder’s notice must be delivered to or mailed and received by us not less than 90 days nor more than 120 days before the anniversary date of the preceding annual general meeting, except that if the annual general meeting is set for a date that is not within 30 days before or after such anniversary date, we must receive the notice no earlier than 120 days prior to an annual general meeting and no later than 70 days prior to the date of such annual general meeting or the tenth day following the date on which public announcement of the date of the annual general meeting was made. The notice must include the following information:

•	the name and address of the shareholder who intends to make the nomination and the name and address of the person or persons to be nominated or the nature of the business to be proposed;

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a representation that the shareholder is a holder of record of our common shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons or to introduce the business specified in the notice;

•
if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons, naming such person or persons, pursuant to which the nomination is to be made by the shareholder;

•
such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed under the SEC’s proxy rules if the nominee had been nominated, or intended to be nominated, or the matter had been proposed, or intended to be proposed, by the Board of Directors;

•	if applicable, the consent of each nominee to serve as a director if elected; and

•	such other information that the Board of Directors may request in its discretion.

For a complete description of the procedures and disclosure requirements to be complied with by shareholders in connection with submitting director nominations, shareholders should refer to the Company’s Bye-laws.
No candidates for director nominations were submitted by any shareholder in connection with the 2016 Annual General Meeting. However, pursuant to our Bye-laws, two director designees are expected to be appointed by the Lead Investors. See “Director Appointments.”

Communications with the Board of Directors

Any interested parties desiring to communicate with the Board of Directors or any of the independent directors regarding the Company may directly contact such directors by delivering such correspondence to such directors (or the entire Board) in care of the Secretary at Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda.

The Audit Committee of the Board of Directors has established procedures, including through the use of a third party hotline, for employees, shareholders and others to submit confidential and anonymous reports regarding accounting, internal accounting controls, or auditing matters.

Executive Sessions

The rules of the NYSE require the non-management directors of the Company to regularly meet in executive session without management, and the Company complies with these requirements. The Company’s Corporate Governance Guidelines state that the Chairman of the Board (to the extent such director is an “independent director”) or the lead director, as applicable, shall act as chair at such meetings. As our Chairman is also a member of our executive management team, the Lead Independent Director shall act as chair at such meetings. For information regarding how to communicate with non-management directors as a group and one or more individual members of the Board, see “Communications with the Board of Directors” above.

Outside Advisors

Our Board of Directors and each of its Committees may retain outside advisors and consultants of their choosing at our expense. The Board of Directors need not obtain management’s consent to retain outside advisors. In 2015, no outside advisors or consultants were engaged by the Board of Directors or any Committee.

Attendance at Annual General Meeting

We do not have a formal policy regarding attendance by members of our Board of Directors at our annual general meetings. However, each Director is expected to attend all annual general meetings of shareholders. All of the members of our Board of Directors attended our Annual General Meeting in 2015.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Steven E. Fass (Chairman), Rafe de la Gueronniere, Mary R. Hennessy, Gary D. Walters and Mark Parkin. Neil McConachie served as a member of our Compensation Committee until June 9, 2015, when he resigned as a member of the Board of Directors. None of the members of our Compensation Committee is an officer or employee of our Company. None of our executive officers serve, or in the past year have served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires the Company’s directors, executive officers and persons who own more than 10% of the issued and outstanding shares of the Company’s common shares to file reports of initial ownership of common shares and other equity securities and subsequent changes in that ownership with the SEC and the NYSE. Based solely on a review of such reports and written representations from the directors and executive officers, the Company believes that all such filing requirements were met during 2015.

Report of the Audit Committee

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Each of the members of the Audit Committee qualified as an “independent” director as defined under Section 303A.02(a)(ii) of the NYSE rules and Rule 10A-3 of the Exchange Act. All of the members of the Audit Committee are financially literate and have accounting or related financial management expertise within the meaning of the NYSE and SEC rules. The Company’s management has the primary responsibility for the financial statements and for the reporting process, including the establishment and maintenance of the system of internal control over financial reporting. The independent registered public accounting firm appointed as the Company’s independent auditor is responsible for auditing the financial statements prepared by management and the Company's internal controls over financial reporting and expressing an opinion on the conformity of the Company’s financial statements with generally accepted accounting principles and on the design and operating effectiveness of the Company’s internal control over financial reporting. In this context, the Audit Committee has met and held discussions with management and Ernst & Young Ltd., the independent registered public accounting firm appointed as the Company’s independent auditor, regarding the fair and complete presentation of the Company’s financial statements.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee reviewed and discussed with Ernst & Young Ltd. the matters that are required to be discussed by Auditing Standard No. 16, Communications with Audit Committees as adopted by the Public Company Accounting Oversight Board ("PCAOB"), including their judgments as to the quality, not just the acceptability, of our accounting principles, the reasonableness of significant judgments, all critical accounting policies and practices to be used, material alternative accounting treatments within generally accepted accounting principles discussed with management, and other material written communications between Ernst & Young Ltd. and management. As part of that review, the Audit Committee has received the written disclosures and the letter required by applicable requirements of the PCAOB regarding Ernst & Young Ltd.’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed Ernst & Young Ltd.’s independence from the Company with Ernst & Young Ltd. The Audit Committee also has considered whether Ernst & Young Ltd.’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that Ernst & Young Ltd. is independent from the Company and its management.

The Audit Committee met in 2015 with the Chief Financial Officer, and representatives of Ernst & Young Ltd., and the Company’s internal auditor, in regular and executive sessions to discuss the results of their examinations, their evaluations of the design and operating effectiveness of the Company’s internal controls over financial reporting and the overall quality of the Company’s financial reporting and compliance programs.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.
The Audit Committee

Mark Parkin (Chairman)
Steven E. Fass
Mary R. Hennessy

Fees Paid to Ernst & Young Ltd.

The following table sets forth the aggregate fees charged to Third Point Reinsurance Ltd. by Ernst & Young Ltd. for audit services rendered in connection with the audit of our consolidated financial statements and reports for 2015 and 2014 and for other services rendered during 2015 and 2014 to the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services:

INDEPENDENT AUDITOR FEES
Fee Category	2015	2014
Audit Fees	$1,512,073	$1,462,024
Audit-Related Fees	47,300	—
Tax Fees	27,952	44,800
All Other Fees	1,995	1,995
Total Fees	$1,589,320	$1,508,819

Audit Fees: Includes the aggregate fees billed by Ernst & Young Ltd. for professional services and expenses rendered for the audit of the Company’s consolidated financial statements and internal controls over financial reporting.
Audit-Related Fees: Includes the aggregate fees billed by Ernst & Young Ltd. for assurance and related services that are reasonably related to the performance of the audit of the Company’s financial statements and are not reported under “Audit Fees”, including aggregate fees billed by Ernst & Young Ltd. for professional services performed in connection with the Company’s filing of certain documents with the SEC and the related issuance of consents in 2015 and 2014, and advisory services performed relating to accounting and financial reporting consultations on various issues and transactions.
Tax Fees: Includes fees billed by Ernst & Young Ltd. for tax-related services in conjunction with our ongoing business operations.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm Appointed as our Independent Auditor

The Audit Committee has adopted a policy requiring the Audit Committee to pre-approve all audit and, subject to the de minimis exception of Section 10A(i) of the Exchange Act and the SEC rules promulgated thereunder, all permitted non-audit services performed by the Company’s independent auditor. The Audit Committee may delegate pre-approval authority to one or more designated members of the Committee, who must then provide a report of such pre-approvals to the Audit Committee at its next scheduled meeting. When pre-approving non-audit services by the independent auditor, the Audit Committee shall consider whether the provision of such services is consistent with maintaining the independent auditor’s independence. All services performed by Ernst & Young Ltd. in 2015 were pre-approved by the Audit Committee pursuant to the foregoing pre-approval policy and procedures.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This compensation discussion and analysis provides information about the material elements of compensation paid or awarded to, or earned by, our “named executive officers”, also referred to as the “NEOs”, who consist of our principal executive officer, principal financial officer, and our three other most highly compensated executive officers, for fiscal year 2015 as follows:

•	John R. Berger, Chief Executive Officer of the Company; Chief Executive Officer of Third Point Re USA

•	J. Robert Bredahl, President and Chief Operating Officer of the Company; Chief Executive Officer and Chief Underwriting Officer of Third Point Re

•	Christopher Coleman, Chief Financial Officer of the Company

•
Manoj K. Gupta, Head of Investor Relations and Business Development of the Company; Senior Vice President, Underwriting of Third Point Re; Lead Portfolio Manager of Third Point Reinsurance Investment Management Ltd.

•	Daniel V. Malloy, Executive Vice President, Underwriting of Third Point Re

In addition, the following former executive officer is also considered a named executive officer for fiscal 2015:

•	Tonya L. Marshall, former Executive Vice President, General Counsel and Secretary of the Company

Compensation Philosophy and Objectives

In 2015, the Compensation Committee continued its executive compensation philosophy adopted in 2014 based on a Total Rewards Strategy. The Company’s Total Rewards Strategy approach to executive compensation is described as follows:
The executive total rewards strategy is to offer compensation, reward and benefit programs that align with the following principles and objectives:

•	Allow the Company to attract and retain superior talent. Ensuring quality talent is integral to the Company’s ongoing success.

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Deliver pay opportunities through a format that is comparable with those used at other companies operating in the reinsurance industry. Accordingly, rewards should consist of base salary, an annual incentive plan, a long-term incentive opportunity, perquisites, and retirement and health and welfare benefits.

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Support a high-performance environment by linking pay with performance. The Company’s objective is to grow the business and deliver superior returns to its investors. Consistent with this objective, most executive pay should be contingent on the actual results achieved.

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By developing compensation programs that reward success at the Company and individual levels, we can motivate superior performance and strengthen the connection between pay and results. The degree to which a person’s annual incentive award is influenced by individual (versus Company) performance is based on the person’s role and diminishes as he or she rises through the Company.

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Provide a competitive total compensation opportunity. This means that our total cash compensation (base plus bonus) should reflect market compensation levels at the market median. Total direct compensation (base, bonus, and long-term incentives) will target above the 50th percentile, assuming that the individuals and the Company perform well and deliver value to shareholders.

•	Market is defined as public insurance and reinsurance company groups with operations in Bermuda and the Cayman Islands.

•	While the overall structure target will be market median, individual salaries may be above or below this target, as appropriate, based on experience, performance, criticality of the role, etc.

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Eligibility for variable pay (annual as well as long-term incentives) will be largely based on competitive norms. However, exceptions may be made from time to time in specific circumstances or for high-potential key employees.

•	Support a long-term focus for officers and key contributors that aligns with the interests of shareholders.

•	The long-term award providing such focus should appropriately balance retention and alignment needs based on relative level in the organization.

•	Encourage conversations about performance and development.

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By integrating compensation and reward systems with performance management and career development programs, we can ensure people know what it takes to be successful at the Company and help align performance goals at every level.

•	Provide market competitive benefits and perquisites.

•	Provide clear information about pay practices.

•	By communicating openly about pay, we can ensure that everyone understands the rewards program and has the tools they need to implement it effectively.

Role of the Compensation Committee

The Compensation Committee is responsible for reviewing and approving the compensation and benefits of our employees, directors and compensation consultants, administering our employee benefit plans, authorizing and ratifying share option grants and other incentive arrangements, and authorizing employment and related agreements.
In 2015, the Compensation Committee determined not to engage any consultant as a compensation consultant to advise on executive compensation matters.
In 2014, the Compensation Committee had directly retained the McLagan & Ward Group as a compensation consultant (the “Consultant”) to develop the following list of eleven global insurance and reinsurance companies (the “Peer Group”) against which the Consultant gauged the Company’s NEOs: Arch Capital Group Ltd; AXIS Capital Holdings Limited; Endurance Specialty Holdings Ltd.; Everest Re Group, Ltd.; Greenlight Capital Re, Ltd.; Maiden Holdings, Ltd.; Montpelier Re Holdings Ltd.; PartnerRe Ltd.; Platinum Underwriters Holdings, Ltd.; RenaissanceRe Holdings Ltd.; and Validus Holdings, Ltd. In reviewing the compensation of the Company’s NEOs with those of the Peer Group, looking at base salary, annual incentives and long-term incentives as both individual elements of compensation, and in total, and the mix of pay elements, the Compensation Committee determined that the compensation of our NEOs was generally in line with the Peer Group and generally in line with our compensation philosophy.
Our Chief Executive Officer meets from time to time with the Compensation Committee and makes compensation recommendations with respect to our NEOs, including recommendations for salary adjustments, annual incentives and long-term incentive awards, to the Compensation Committee for review, feedback and approval. The Compensation Committee from time to time delegates authority to approve equity grants to non-executive officers to our Chief Executive Officer.
Elements of our Executive Compensation Program

During fiscal 2015, the compensation program for our active NEOs consisted primarily of salary, short-term incentive compensation, long-term incentive compensation and certain perquisites. Set forth below is a discussion of each of these elements of total compensation, the reason that we provide each element, and how that element fits into our overall compensation philosophy. Each element of the total reward strategy offers something unique to executives and incentivizes different desired behaviors and business results for the Company.
Base Salary

The primary function of base salary is to provide base compensation for executives’ ongoing performance of job responsibilities throughout the year.

•	Base pay reflects sustained individual performance, contribution, and relative value, as well as competitive market practice.

•	Base pay adjustments are neither guaranteed nor automatic. Base pay adjustments are intended to be clear performance messages and make meaningful distinctions for above-average performers.

•	Below-average performers do not receive increases and are subject to corrective action.

•	Average performers receive average or even below-average increases with consideration given to the incumbent’s position in the market or the established range.

•	Above-average performers receive above-average increases with consideration given to the incumbent’s position in the market or established range for the role.

The base salary for each of our active named executive officers is set pursuant to their individual employment agreements with the Company. Base salaries are reviewed on a periodic basis. The Compensation Committee determined not to increase base salaries for our named executive officers in 2015, other than for Mr. Malloy, whose base salary was increased from $600,000 to $700,000 per annum, effective April 1, 2015, to reflect his outstanding contribution to production and underwriting.
In February 2016, the Compensation Committee approved increases in the base salaries of Mr. Bredahl and Mr. Coleman from $750,000 to $800,000 and $420,000 to $500,000, respectively.
Annual Incentive Pay

The purpose of annual incentive pay is to reward performance during the year based upon the achievement of individual and business goals on an annual basis.

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Annual incentive pay plans help employees understand how they contribute to business performance and help unite employees behind shared goals. Additionally, annual incentives directly support the Company’s high-performance environment by providing employees with clear opportunities for performance-based rewards.

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Annual incentive pay helps focus employees on achieving the annual financial goals of the organization by paying rewards to the extent that goals are fulfilled. Performance metrics are set based on the measures the Compensation Committee determines are necessary to achieve operational success. The performance metrics are periodically reviewed and adjusted, where required, in the Compensation Committee’s judgment.

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The formula creates a bonus pool but not individual awards. The incentive bonus pool is allocated to individual employees by the Compensation Committee upon the recommendation of the Chief Executive Officer based on how each employee performed relative to his or her individual annual goals.

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Short-term incentives also recognize how individuals have performed in terms of meeting the specific goals established for the year, which are above and beyond their regular job duties. Individual performance below expectations will reduce the calculated payment, whereas exceptional performance will increase the calculated payment.

All of our NEOs participated in our 2015 annual incentive plan (the “Annual Incentive Plan”). Each of our named executive officers is party to an employment agreement that provides for annual discretionary bonuses with a threshold, target and maximum amount of, respectively, 50%, 150% and 300% of base salary, based on achievement of such individual and corporate performance goals as may be established by the Compensation Committee. No changes were made to the NEOs’ annual incentive targets in 2015. Upon resignation, Ms. Marshall ceased to participate in the 2015 Annual Incentive Plan as of May 1, 2015.
The Compensation Committee bases the Annual Incentive Plan on specific performance metrics relating to underwriting profit and investment income on the float generated by the underwriting operations. The amount of the total incentive bonus pool is determined by taking the sum of (a) 12.5% of investment income on cumulative float for the year (excluding investment income compounding) (if positive) and (b) 22.5% of adjusted underwriting income for the year (if positive). Adjusted underwriting income is defined as underwriting profit after all general and administration expenses but before management incentive bonus expense and share compensation expense. The incentive bonus pool for 2015 was subject to a minimum equal to fifty percent of paid salaries for those employees eligible to receive a bonus and, because the performance level was below the amount necessary to achieve the minimum payout, it was this minimum amount that was allocated to our NEOs for their service in 2015 (other than for Ms. Marshall, who did not receive an annual bonus).  The inclusion of a minimum in the incentive bonus pool calculation for 2015 was in recognition of management's performance relative to the Company’s plan and the fact that the Company is in its fourth year of operations and premium and float have not yet reached a steady state.   The incentive bonus pool is allocated to individual employees by the Compensation Committee upon the recommendation of the Chief Executive Officer based on how each employee performed relative to his or her individual annual goals.  The actual bonuses paid to our NEOs are set forth in the “Bonus” column of the "Summary Compensation Table".
In February 2016, the Compensation Committee approved a revision to the calculation of annual incentive amounts under our Annual Incentive Plan for 2016 and subsequent years to enhance the link of pay to overall company performance. Under the Annual Incentive Plan for 2016, the amount of the total incentive bonus pool is calculated based on the Company’s return on equity and represents a percentage of total employee salaries. Return on equity is calculated as (i) after-tax net income divided by (ii) average shareholder’s equity (which is the beginning equity plus the ending equity, divided by two, as adjusted for any capital events occurring during the year). At a 12.5% return on equity, the bonus pool is funded 100% of target, which represents 130% of salaries. No bonuses will be payable unless the Company generates the minimum 5% return on equity, and the size of the bonus pool increases as the return on equity increases, up to the maximum. At a 5% return on equity, the bonus pool would be funded at 50% (threshold) of target, which represents 65% of salaries, and at a 22.5% or higher return on equity, the bonus pool would be funded at 300% (maximum) of target, which represents 390% of salaries. The incentive bonus pool will be allocated to individual employees by the Compensation Committee upon the recommendation of the Chief Executive Officer based on how each employee performed relative to his or her individual annual goals.
Long-Term Incentives

The purpose of long-term incentives is to align the interests of employees with shareholders through meaningful equity participation and long-term ownership. The program can generate significant payments when executives drive the Company to achieve long-term results.

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Long-term incentives should help balance a short-term performance focus. Executives should be focused on fulfilling organizational long-term strategic objectives. By using long-term incentives, we encourage executives to balance their orientation and weight their decision making given the respective award opportunities under each compensation plan.

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Long-term incentive awards should reflect market competitive levels. Individual grants will vary based on individual performance, so that executives are motivated to not only drive toward superior long-term corporate performance but also demonstrate individual impact as well.

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The mix of long-term incentives may vary by role/level in the organization to most appropriately balance retention needs with the need to drive long-term growth in shareholder value, based on the role/level’s ability to influence share price movement.

•	The Company may use a variety of vehicles from year to year to deliver long-term incentives.

In 2015, the Company continued the long-term incentive program implemented by the Compensation Committee in 2014, providing for annual long-term incentive grants with overlapping vesting schedules and performance cycles to incentivize and promote retention of employees and executives. All awards are in the form of restricted shares subject to the achievement of performance goals tied to underwriting profitability and float generation over rolling three-year calendar year periods. Dividends are accrued on unvested restricted shares and only payable upon vesting. Performance metrics will be determined based on an Underwriting Return Ratio (“URR”) measure. The URR applies to the underwriting results of our Property and Casualty segment.  It is a combined ratio calculation, modified to include general and administrative costs that are not customarily included in the combined ratio as well as investment income on the float generated by underwriting operations as if that float had been invested in a medium term, investment grade bond portfolio. A URR of 100% will result in 100% target award vesting. A URR of 95% or better will result in 150% of target award vesting (100% of maximum award). A URR at or above 110% will result in 0% award vesting such that there is no payout at this threshold. URR is defined as (a) net premiums earned by our Property and Casualty segment minus adjusted underwriting income (loss), minus a portion of our investment income, divided by (b) such net premiums earned. The Compensation Committee set URR as the performance goal because it believes that this metric will appropriately align the Company’s goal of increasing profitable underwriting premium generation within the Company’s underwriting guidelines without exposing the Company to undue risk as to the quality of those premiums, and provide an incentive which offers an appropriate balance between the increased insurance float and underwriting risk. The Catastrophe Risk Management Segment is excluded from the URR calculation as Third Point Re Cat Ltd. and Third Point Reinsurance Opportunities Ltd. are in liquidation.
Awards under our long-term incentive program were made in February 2015 and are reflected in the Grants of Plan-Based Awards for Fiscal Year 2015 table below. The number of restricted shares granted to each of our named executive officers (other than the Chief Executive Officer) was determined by the Compensation Committee in consultation with our Chief Executive Officer. In determining the individual grant levels, the Compensation Committee considered the total compensation of each of the NEOs, as compared to comparable positions at Peer Group companies, individual performance factors and the recommendation of the Chief Executive Officer. Ms. Marshall forfeited all of her outstanding performance-based restricted shares upon her resignation of employment.
Prior to our initial public offering, equity awards were granted under the Third Point Reinsurance Limited Share Incentive Plan (the “Share Incentive Plan”). Since that time, equity awards have been granted under our Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan (the “Omnibus Incentive Plan”).
All grants of equity awards are evidenced by an individual award agreement between the Company and the individual.
Pursuant to her employment agreement with the Company, Ms. Marshall was entitled to a $300,000 cash retention bonus upon completion of three years of service with the Company. That bonus became payable in February 2015.
Other Benefits and Perquisites

Other Benefits

The Company provides benefit plans, such as medical coverage and life and disability insurance, in line with applicable market conditions and Bermuda law. These health and welfare plans help ensure that the Company has a productive and focused workforce through reliable and competitive health and other benefits. The Company also maintains defined contribution benefit plans that provide eligible employees with an opportunity to save for retirement on a tax advantaged basis. The Company contributes up to 10% of all the employees' salary or to statutory contribution limits to these plans. The named executive officers are eligible to participate in the health and welfare and defined contribution plans during employment on the same basis as all other employees, subject to applicable tax and other limits on contributions.
Perquisites

The Company also provides customary additional benefits to certain expatriate employees working outside of their home country, including each of our active NEOs, to better enable the Company to attract and retain key employees. These benefits are typical for the insurance/reinsurance industry, as well as for Bermuda-based companies, and are specified in our NEOs’ employment agreements. The purpose of these benefits is to rationalize the income of expatriate employees, who experience additional taxation as a result of compensation for additional housing and transportation expenses, with the income such employees would earn as employees within their native countries. These additional benefits are as follows:

•
Housing and Transportation Expenses. The Company reimburses certain expatriate executives for housing expenses in Bermuda and for travel and transportation expenses between the United States and Bermuda.

•	Tax Expenses. To the extent the Company’s reimbursement of an expatriate executive’s housing or travel expenses are deemed to be taxable income to the expatriate executive, the Company reimburses the expatriate executive for any home country taxes payable on the additional income. The Company also pays the employee portion of Bermuda payroll taxes and social insurance for our NEOs.

•
Tax Preparation Expenses. Due to the additional complexities associated with the taxation of expatriate benefits, the Company reimburses expatriate executives’ tax preparation expenses, up to $5,000 per executive, per annum.

We annually review the level of employee benefits provided to the NEOs and believe that the employee benefits provided are reasonable and consistent with market practices in the jurisdictions in which the Company operates. These benefits are described under “Summary Compensation Table” and “Employment Agreements” below.
Employment Agreements with NEOs

We have entered into employment agreements with each of our active NEOs as a means to attract and retain executive officers. Terms of these agreements are more fully discussed below under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2015 Table - Employment Agreements”. We believe that these agreements provide our executive officers with the assurance that their employment is a long-term arrangement and provide us with the assurance that the officers’ services will be available to us for the foreseeable future. We believe that having employment agreements with our key executives is beneficial because such agreements provide retentive value, subject executives to restrictive covenants, and provide us with a competitive advantage in the recruiting process over a company that does not offer employment agreements.

In 2015, we amended the employment agreements with certain of our named executive officers. The agreements with Messrs. Berger, Bredahl and Gupta were amended to reflect their current roles and responsibilities, the agreements with Messrs. Malloy, Bredahl and Gupta were amended to increase their monthly housing allowances to $8,150, $6,500 and $6,500, respectively, to reflect the officer’s current Bermuda housing costs and Mr. Malloy’s agreement was amended to reflect his increased base salary as described above.

Ms. Marshall’s employment agreement was superseded by the terms of a resignation agreement and release negotiated in connection with her departure from the Company. The resignation agreement is discussed below under “Potential Payments Upon Termination or Change-in-Control - Resignation Agreement”.

Other Compensation Practices and Policies

Policy regarding Claw Backs. We do not currently have a formal policy requiring a fixed course of action with respect to compensation adjustments following later restatements of financial results. In the event of such circumstances, the Board of Directors or the Compensation Committee would evaluate whether compensation adjustments were appropriate based upon the facts and circumstances surrounding the restatement. We are awaiting final regulatory guidance regarding claw backs of compensation under the so-called Dodd-Frank Act and expect to implement a claw back policy after that final guidance is published and implemented by the NYSE. The compensation plans adopted at the time of our initial public offering include provisions allowing us to claw back compensation to the extent required by applicable law or stock exchange regulations.
Tax Considerations. The Compensation Committee considers the income tax consequences of individual compensation elements when analyzing the overall compensation paid to our NEOs. To date, our compensation program has not been designed to comply with Section 162(m) of the Internal Revenue Code, which imposes a limit on the amount of compensation that companies may deduct in any one year with respect to certain “covered employees,” because, prior to the establishment of our U.S. subsidiary Third Point Re USA, Third Point Re was not subject to taxation in the U.S. and, to the extent any portion of the compensation paid to certain of our named executive officers is subject to taxation in the U.S., it has been paid under plans in effect prior to our initial public offering that are entitled to transition relief under Section 162(m) for the period ending on the earlier of the date the agreement or plan is materially modified and the first shareholders meeting at which directors are elected during 2017. With respect to our

U.S. taxpayer employees, including certain of our NEOs, we design our compensation arrangements taking into account Internal Revenue Code Sections 409A and 457A.
Say on Pay. The Compensation Committee considers the outcome of shareholder advisory votes on executive compensation when making decisions relating to the compensation of our NEOs and our executive compensation programs. At our 2015 annual meeting of shareholders, our shareholders approved the compensation paid to our named executive officers in a non-binding advisory vote. Approximately 95% of the shareholders who voted on the proposal voted in favor of the proposal. The Compensation Committee believes the results conveyed support for continuing with the philosophy, strategy and objectives of our executive compensation program. The Compensation Committee considered comments made by our shareholders regarding our annual bonus program in connection with their review of compensation practices in 2015 in determining revisions to our annual bonus program for 2016 as described under “Annual Incentive Pay” above.
At our 2015 annual meeting of shareholders, our shareholders voted, on an advisory basis, to hold future advisory votes to approve executive compensation every three years. In accordance with our shareholders’ recommendation, our Board of Directors determined to include an advisory shareholder vote on executive compensation in its proxy materials every three years until the next required advisory vote on the frequency of shareholder votes on executive compensation. Unless our Board modifies this determination, the next advisory vote to approve executive compensation is required to occur no later than our 2018 annual meeting of shareholders. The next advisory vote regarding the frequency of say on pay will occur no later than our 2021 annual meeting of shareholders.
Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with members of management, and based on such review and discussions, the Compensation Committee recommended to the board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Steven E. Fass (Chairman)
Rafe de la Gueronniere
Mary R. Hennessy
Mark Parkin
Gary D. Walters

Summary Compensation Table

Name and Principal Position (5)		Fiscal Year	Salary	Bonus (1)	Share Awards (2)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation(3)	Total
			($)	($)	($)	($)	($)	($)	($)
John R. Berger, Chief Executive Officer of the Company and Third Point Reinsurance (USA) Ltd.		2015	850,000	425,000	999,998	—	—	603,745	2,878,743
		2014	850,000	425,000	999,998	—	__	489,821	2,764,819
		2013	850,000	425,000	—	—	—	447,296	1,722,296

J. Robert Bredahl, President and Chief Operating Officer of the Company; Chief Executive Officer and Chief Underwriting Officer of Third Point Reinsurance Company Ltd.		2015	750,000	375,000	799,992	—	—	608,025	2,533,017
		2014	750,000	375,000	799,992	—	__	364,667	2,289,659
		2013	750,000	375,000	—	—	—	282,261	1,407,261

Christopher S. Coleman, Chief Financial Officer		2015	420,000	210,000	399,996	—	—	102,279	1,132,275
		2014	373,333	186,667	399,996	—	__	90,965	1,050,961

Manoj K. Gupta, Head of Investor Relations and Business Development for the Company; Senior Vice President, Underwriting, Third Point Reinsurance Company Ltd.; and Lead Portfolio Manager of Third Point Reinsurance Investment Management Ltd.		2015	500,000	250,000	299,992	—	—	452,652	1,502,644
		2014	500,000	250,000	299,986	—	__	366,164	1,416,151

Daniel V. Malloy, Executive Vice President, Underwriting		2015	675,000	337,500	599,987	—	—	285,881	1,898,368
		2014	600,000	300,000	599,987	—	__	368,634	1,868,621
		2013	600,000	300,000	—	—	—	287,601	1,187,601

Tonya L. Marshall, Former Executive Vice President, General Counsel and Secretary	(4)	2015	258,729	300,000	249,998	—	—	876,549	1,685,276

(1)
For 2015, the Annual Incentive Plan provided for the funding of a bonus pool of between 50% and 300% of total paid base salaries based on 2015 underwriting profit and investment income generated by underwriting operations. The incentive bonus pool for 2015 was subject to a minimum equal to 50% of base salaries, and it was this minimum that was allocated to the active NEOs for their service in 2015. See “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Annual Incentive Pay”. Ms. Marshall received a $300,000 cash retention bonus upon completion of three years of service with the Company, which became payable in February 2015. Ms. Marshall did not receive a bonus under the Annual Incentive Plan for 2015.

(2)
Messrs. Berger, Bredahl, Coleman, Gupta and Malloy and Ms. Marshall were granted a total of 107,142, 85,714, 42,857, 32,142, 64,285 and 26,785 performance-based restricted shares at maximum performance levels in 2015, respectively. Performance-based restricted share awards vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of performance-based restricted shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. The award value included in the table for 2015 corresponds to the grant date fair value of performance-based restricted shares based upon the probable outcome of such performance criteria. Assuming the maximum performance levels are achieved, the grant date fair value of performance-based restricted shares granted in 2015 would equal $1,499,988, $1,199,996, $599,998, $449,988, $899,990 and $374,990, for Messrs. Berger, Bredahl, Coleman, Gupta and Malloy and Ms. Marshall, respectively. The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures. The fair value was determined using the methodology and assumptions set forth in Note 16, “Share-Based Compensation,” to the Audited Consolidated Financial Statements included in our Annual Report on Form

10-K for the year ended December 31, 2015, which are hereby incorporated herein by reference. Upon resignation, Ms. Marshall forfeited all of the performance-based restricted shares granted in 2015.

(3)	The following table sets forth the compensation reflected in the “All Other Compensation” column for the fiscal year ended December 31, 2015.

All Other Compensation 2015

Name	Company Contributions to Retirement Plans ($)(a)	Company-Paid Transportation Expense ($)(b)	Reimbursed Housing Expenses ($)(c)	Tax Reimbursements ($)(d)	Other (e) ($)	Total Other Compensation ($)
John R. Berger	53,000	280,615	103,200	145,026	21,904	603,745
J. Robert Bredahl	53,000	297,273	81,527	148,746	27,479	608,025
Christopher S. Coleman	42,308	—	—	34,365	25,606	102,279
Manoj K. Gupta	50,000	144,182	81,527	150,032	26,911	452,652
Daniel V. Malloy	53,000	17,245	102,543	92,762	20,331	285,881
Tonya L. Marshall	23,333	—	—	41,135	812,081	876,549

(a)	Represents Company contributions (employer and employee contributions paid by the Company) to retirement plans.

(b)
Mr. Berger is entitled to private air travel to and from Bermuda, pursuant to the terms of his employment agreement. Messrs. Bredahl, Malloy and Gupta received private air travel to and from Bermuda, generally when traveling with the CEO; they otherwise receive (or received) first class air travel to and from Bermuda. NEOs may also invite family members or other guests from time to time to fly on already scheduled private air trips. There is no incremental cost to the Company and therefore, there is no value included in these amounts for family or other guests. This total also includes ground transportation costs paid by the Company.

(c)
Messrs. Berger, Bredahl, Malloy and Gupta are entitled to a housing allowance under the terms of their employment agreements. This represents cost of housing, utilities, including electricity and cable services, and furnishings paid or reimbursed by the Company.

(d)
Represents payment of the employee portion of Bermuda payroll taxes and social security insurance on behalf of the NEOs and reimbursement of all taxes incurred with respect to (i) the housing allowance and related expenses, (ii) company-paid transportation benefits, (iii) the company-paid employee portion of Bermuda social insurance tax, (iv) tax preparation benefits, and (v) the tax reimbursement payments.

(e)
Represents the employee portion of health insurance paid by the Company, 50% of life insurance premiums and reimbursed personal tax preparation cost for the NEOs. For Ms. Marshall, also includes cash amount equal to $809,664 paid in 2015 in connection with her resignation, as discussed more fully below under “Potential Payments Upon Termination or Change-in-Control - Resignation Agreement”.

(4)	Ms. Marshall resigned from the Company effective May 1, 2015.

(5)	Reflects current titles. Please see “Compensation Discussion and Analysis - Overview” for prior roles.

Grants of Plan-Based Awards for Fiscal Year 2015
The following table provides information concerning awards granted to the NEOs in the last fiscal year.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
		($)	($)	($)	(#)	(#)	(#)
John R. Berger
Annual Incentive Plan		425,000	1,275,000	2,550,000
Omnibus Incentive Plan	2/26/2015				0	71,428	107,142	999,998
J. Robert Bredahl
Annual Incentive Plan		375,000	1,125,000	2,250,000
Omnibus Incentive Plan	2/26/2015				0	57,142	85,714	799,992
Christopher S. Coleman
Annual Incentive Plan		210,000	630,000	1,260,000
Omnibus Incentive Plan	2/26/2015				0	28,571	42,857	399,996
Manoj K. Gupta
Annual Incentive Plan		250,000	750,000	1,500,000
Omnibus Incentive Plan	2/26/2015				0	21,428	32,142	299,992
Daniel V. Malloy
Annual Incentive Plan		337,500	1,012,500	2,025,000
Omnibus Incentive Plan	2/26/2015				0	42,857	64,285	599,987
Tonya L. Marshall
Annual Incentive Plan		350,000	1,050,000	2,100,000
Omnibus Incentive Plan	2/26/2015				0	17,857	26,785	249,998

(1)     A discussion of the 2015 annual cash incentives, including awards earned for 2015 and paid in March 2016 can be found under “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Annual Incentive Pay.” Ms. Marshall did not receive a bonus under the Annual Incentive Plan for 2015.

(2)    Performance-based restricted share awards made pursuant to the Omnibus Incentive Plan for the 2015-2017 performance cycle and are scheduled to vest on March 1, 2018. Restricted share awards vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. Performance-based restricted shares that do not vest at the end of the three-year period are forfeited. 0% of the awards vest unless performance exceeds the threshold performance level. Linear interpolation applies to determine the vesting percentage between threshold and target and between target and maximum performance levels. For a more detailed discussion of the 2015 performance-based restricted share awards, see “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Long-Term Incentives”. Ms. Marshall forfeited all of the performance-based restricted shares granted in 2015 upon resignation.
(3)    The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 based on the probable outcome of such performance criteria, modified to exclude the effect of estimated forfeitures. The fair value was determined using the methodology and assumptions set forth in Note 16, “Share-Based Compensation,” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015, which are hereby incorporated herein by reference.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2015 Table

Employment Agreements

The principal terms of the employment agreements with each of our NEOs are discussed below.
John R. Berger. We have entered into an employment agreement with Mr. Berger pursuant to which he has agreed to serve as our Chairman and Chief Executive Officer, a member of our Board and the Chief Executive Officer of our subsidiary, Third Point Re USA. The employment agreement sets Mr. Berger’s annual base salary at $850,000. The employment agreement specifies that Mr. Berger is eligible for an annual bonus with a threshold, target and maximum amount of, respectively, 50%, 150% and 300% of base salary, based on achievement of such individual and corporate performance goals as may be established by the Board. Mr. Berger’s employment agreement also provides that, during the term of his employment and while his principal place of employment is Bermuda, he is entitled to (i) private air travel to and from Bermuda, (ii) a housing allowance of $10,000 per month, and (iii) tax reimbursement for the taxes incurred with respect to (a) the air travel benefit, (b) the housing benefit, and (c) the tax reimbursement payment. Under the terms of his employment agreement, he is entitled to four weeks of paid vacation annually, and is also eligible to participate in all normal company benefits, including the Company’s 401(k), medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Berger’s employment term is for a three-year term beginning December 22, 2014, and automatically extends for an additional year on the third anniversary of such commencement date and every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to such anniversary.
If Mr. Berger’s employment is terminated by the Company without cause or if Mr. Berger resigns for good reason, Mr. Berger will be entitled to receive (i) an annual bonus payment, prorated for the period of his service prior to the termination date, (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date, and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Mr. Berger executing a general release of all claims against the Company. If Mr. Berger’s employment is terminated due to his death or disability, Mr. Berger will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Berger will be entitled to receive (i) all accrued and unpaid base salary and benefits and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Berger is subject to confidentiality and nondisparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.
Mr. Berger is entitled to coverage under a Directors and Officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Berger have entered into a Director and Officer Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Berger acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.
J. Robert Bredahl. We have entered into an employment agreement with Mr. Bredahl pursuant to which he agreed to serve as our President and Chief Operating Officer, and Chief Executive Officer and Chief Underwriting Officer of Third Point Re. The employment agreement sets Mr. Bredahl’s annual base salary at $750,000. The employment agreement specifies that Mr. Bredahl is eligible for an annual bonus with a threshold, target and maximum amount of, respectively, 50%, 150% and 300% of base salary, based on achievement of such individual and corporate performance goals as may be established by the Board. Mr. Bredahl’s employment agreement also provides that, during the term of his employment and while his principal place of employment is Bermuda, he is entitled to (i) air travel to and from Bermuda (private air travel, when traveling with the Chief Executive Officer, or first-class air travel otherwise), (ii) a housing allowance of $6,500 per month, and (iii) tax reimbursement for the taxes incurred with respect to (a) the air travel benefit, (b) the housing benefit, and (c) the tax reimbursement payment. Under the terms of his employment agreement, he is entitled to four weeks of paid vacation annually, and is also eligible to participate in all normal company benefits, including the Company’s 401(k), medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Bredahl’s employment term was for an initial period of three years ending January 26, 2015, and was automatically extended for an additional year on the third anniversary of the employment agreement commencement date and automatically extends for an additional year every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to such anniversary.
If Mr. Bredahl’s employment is terminated by the Company without cause or if Mr. Bredahl resigns for good reason, Mr. Bredahl will be entitled to receive (i) an annual bonus payment, prorated for the period of his service prior to the termination date, (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date, and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Mr. Bredahl executing a general release of all claims against the Company. If Mr. Bredahl’s employment is terminated due to his death or disability, Mr. Bredahl will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Bredahl will be entitled to receive (i) all accrued and unpaid base salary and benefits and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Bredahl is subject to confidentiality and nondisparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.
Mr. Bredahl is entitled to coverage under a Directors and Officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Bredahl have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Bredahl acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.
Christopher S. Coleman. We have entered into an employment agreement with Mr. Coleman pursuant to which he has agreed to serve as our Chief Financial Officer. The employment agreement sets Mr. Coleman’s annual base salary at $420,000. On February 24, 2016, the Compensation Committee approved an increase in Mr. Coleman's base salary from $420,000 to $500,000. The employment agreement specifies that Mr. Coleman is eligible for an annual bonus with a threshold, target and maximum amount of, respectively, 50%, 150% and 300% of base salary, based on achievement of such individual and corporate performance goals as may be established by the Board. Under the terms of his employment agreement, Mr. Coleman is entitled to five weeks of paid vacation annually, and is also eligible to participate in all normal company benefits, including the Company’s pension plan, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.

Mr. Coleman’s employment term is for a three year period effective from November 10, 2014, and it automatically extends for an additional year on the third anniversary of the employment agreement commencement date and every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to such anniversary.
If Mr. Coleman’s employment is terminated by the Company without cause or if Mr. Coleman resigns for good reason, Mr. Coleman will be entitled to receive (i) an annual bonus payment, prorated for the period of his service prior to the termination date, (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date, and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Mr. Coleman executing a general release of all claims against the Company. If Mr. Coleman’s employment is terminated due to his death or disability, Mr. Coleman will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Coleman will be entitled to receive (i) all accrued and unpaid base salary and benefits and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Coleman is subject to confidentiality and nondisparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.
Mr. Coleman is entitled to coverage under a Directors and Officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Coleman have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Coleman acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.
Manoj K. Gupta. We have entered into an employment agreement with Mr. Gupta pursuant to which he agreed to serve as our Head of Investor Relations and Business Development and Senior Vice President, Underwriting of Third Point Re. The employment agreement sets Mr. Gupta’s annual base salary at $500,000. The employment agreement specifies that Mr. Gupta is eligible for an annual bonus with a threshold, target and maximum amount of, respectively, 50%, 150% and 300% of base salary, based on achievement of such individual and corporate performance goals as may be established by the Board. Mr. Gupta’s employment agreement also provides that, during the term of his employment and while his principal place of employment is Bermuda, he is entitled to (i) air travel to and from Bermuda (private air travel, when traveling with the Chief Executive Officer, or first-class air travel otherwise), (ii) a housing allowance of $6,500 per month, and (iii) tax reimbursement for the taxes incurred with respect to (a) the air travel benefit, (b) the housing benefit, and (c) the tax reimbursement payment. Under the terms of his employment agreement, he is entitled to four weeks of paid vacation annually, and is also eligible to participate in all normal company benefits, including the Company’s 401(k), medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Gupta’s employment term was for an initial period of three years ending March 27, 2015, and automatically extended for an additional year on the third anniversary of the employment agreement commencement date and automatically extends for an additional year every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to such anniversary.
If Mr. Gupta’s employment is terminated by the Company without cause or if Mr. Gupta resigns for good reason, Mr. Gupta will be entitled to receive (i) an annual bonus payment, prorated for the period of his service prior to the termination date, (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date, and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Mr. Gupta executing a general release of all claims against the Company. If Mr. Gupta’s employment is terminated due to his death or disability, Mr. Gupta will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Gupta will be entitled to receive (i) all accrued and unpaid base salary and benefits and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Gupta is subject to confidentiality and nondisparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.
Mr. Gupta is entitled to coverage under and Directors and Officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Gupta have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Gupta acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.
Daniel V. Malloy. We have entered into an employment agreement with Mr. Malloy, pursuant to which he has agreed to serve as our Executive Vice President, Underwriting. The employment agreement sets Mr. Malloy’s annual base salary at $700,000. The employment agreement specifies that Mr. Malloy is eligible for an annual bonus with a threshold, target and maximum amount of, respectively, 50%, 150% and 300% of base salary, based on achievement of such individual and corporate performance goals as may be established by the Board. Mr. Malloy’s employment agreement also provides that, during the term of his employment and while his principal place of employment is Bermuda, he is entitled to (i) a housing allowance of $8,150 per month and (ii) tax reimbursement for the taxes incurred with respect to (a) the housing benefit, and (b) the tax reimbursement payment. Under the terms of his employment agreement, he is entitled to four weeks of paid vacation annually, and is also eligible to participate in all normal company benefits, including the Company’s 401(k), medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Malloy’s employment term was for an initial period of three years ending January 23, 2015, and automatically extended for an additional year on the third anniversary of the employment agreement commencement date and automatically extends for an additional year every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to such anniversary.
If Mr. Malloy’s employment is terminated by the Company without cause or if Mr. Malloy resigns for good reason, Mr. Malloy will be entitled to receive (i) an annual bonus payment, prorated for the period of his service prior to the termination date, (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date, and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Mr. Malloy executing a general release of all claims against the Company. If Mr. Malloy’s employment is terminated due to his death or disability, Mr. Malloy will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Malloy will be entitled to receive, (i) all accrued and unpaid base salary and benefits and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Malloy is subject to confidentiality and nondisparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.
Mr. Malloy is entitled to coverage under and Directors and Officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Malloy have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Malloy acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.
“Cause” is defined in the employment agreements generally as (i) a willful failure to perform duties or negligent performance of such duties that has caused or can result in material injury to the Company, (ii) willful and serious misconduct that has caused or can result in material injury to the Company, (iii) a willful and material violation of a Company policy that has caused or can result in material injury to the Company, (iv) a willful and material breach of any obligations under the employment agreement, (v) a failure to timely comply with a lawful and reasonable direction or instruction of the Board, or (vi) a conviction of, or plea of guilty or nolo contendre to, a felony. Notice and cure provisions apply.

“Good Reason” is defined in the employment agreements generally as (i) a substantial diminution of duties, (ii) a reduction in base salary or (iii) a material breach by the Company of the employment agreement. Notice and cure provisions apply.
Share Incentive Plans

Each grant of share options and restricted shares to our NEOs is governed by our Share Incentive Plan or our Omnibus Incentive Plan and an option agreement or a restricted share agreement, which provide, among other things, the vesting provisions of the options and restricted shares and the option term.

Outstanding Equity Awards at Fiscal Year-End 2015

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Shares that Have Not Vested (#)	Market Value of Shares or Units of Shares that Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(2)

John R. Berger	1,786,046	446,512	10.00	12/22/2021	—	—	68,493(3)	918,491
	595,349	148,837	16.00	12/22/2021			71,428(4)	957,849
	595,349	148,837	20.00	12/22/2021

J. Robert Bredahl	795,349	530,233	10.00	1/26/2022	220,000(5)	2,950,200	54,794(3)	734,788
	265,116	176,744	16.00	1/26/2022			57,142(4)	766,274
	265,116	176,744	20.00	1/26/2022

Christopher S. Coleman	83,720	125,582	10.89	4/1/2023	—	—	27,397 (3)	367,394
	27,906	41,861	16.89	4/1/2023			28,571(4)	383,137
	27,906	41,861	20.89	4/1/2023

Manoj K. Gupta	209,302	139,535	10.00	4/16/2022	—	—	20,547 (3)	275,535
	69,767	46,512	16.00	4/16/2022			21,428 (4)	287,349
	69,767	46,512	20.00	4/16/2022

Daniel V. Malloy	586,046	390,698	10.00	1/23/2022	—	—	41,095 (3)	551,084
	195,348	130,233	16.00	1/23/2022			42,857(4)	574,712
	195,348	130,233	20.00	1/23/2022

Tonya L. Marshall(6)	104,651	—	10.00	5/1/2016	—	—	—	—
	69,767	—	16.00	5/1/2016
	69,767	—	20.00	5/1/2016

(1)
The vesting of these options is subject to satisfaction of a service condition. The service condition will be met as to 20% of the options on each of the first five anniversaries of the grant date - December 22, 2011 for Mr. Berger, January 26, 2012 for Mr. Bredahl, April 1, 2013 for Mr. Coleman, April 16, 2012 for Mr. Gupta, and January 23, 2012 for Mr. Malloy, subject to continued employment through such date.

(2)	Market value of the shares that have not vested is based on the $13.41 per share closing price of the common shares on the NYSE on December 31, 2015.
(3)
These target performance-based equity awards are not eligible to vest until March 1, 2017. These performance-based awards vest based on continued employment through the vesting date and the achievement of certain financial performance measures over a three-year performance period ending December 31, 2016. Performance-based restricted shares that do not vest at the end of the three-year period are forfeited. Performance-based share amounts reflected in the table above are based on achieving the target performance goals.

(4)
These target performance-based equity awards are not eligible to vest until March 1, 2018. These performance-based awards vest based on continued employment through the vesting date and the achievement of certain financial performance measures over a three-year period ending December 31, 2017. Performance-based restricted shares that do not vest at the end of the three-year period are forfeited. Performance-based share amounts reflected in the table above are based on achieving the target performance goals.

(5)	220,000 of these service-based restricted shares are scheduled to vest on January 26, 2017, subject to Mr. Bredahl’s continued employment through such date.
(6)	The vested options held by Ms. Marshall will remain exercisable until May 1, 2016, at which time any unexercised options will be terminated and canceled without consideration.

Option Exercises and Shares Vested

	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Tonya Marshall	104,651	483,531 (1) (2)	—	—
J. Robert Bredahl	—	—	347,500	4,746,850 (3)
Daniel V. Malloy	—	—	34,000	454,240 (4)

(1)
The amount reflected in the table represents the value received upon Ms. Marshall’s exercise of options, measured as the excess of the fair market value of our shares on the day of exercise over the exercise price of the option.

(2)	Exercise activity reflected in the table occurred after Ms. Marshall's termination date.
(3)
The amount reflected in the table represents the value received by Mr. Bredahl on vesting of restricted shares, measured as the aggregate fair market value of our shares on the January 26, 2015 vesting date.

(4)
The amount reflected in the table represents the value received by Mr. Malloy on vesting of restricted shares, measured as the aggregate fair market value of our shares on the January 23, 2015 vesting date.

Potential Payments Upon Termination or Change-in-Control
The information below describes and quantifies certain compensation that would have become payable to each of Messrs. Berger, Bredahl, Coleman, Gupta and Malloy under their respective employment agreements as if the NEO’s employment had been terminated or if a change in control had occurred on December 31, 2015, given the NEO’s compensation and service levels as of such date and, where applicable, based on the fair market value of our common shares on that date. The information for Ms. Marshall is detailed under "Resignation Agreement" and reflects the actual payments and benefits she has received or will receive in connection with the resignation. These benefits set forth in the table below for our active NEOs are in addition to benefits available generally to salaried employees, such as distributions under our 401(k) savings plans, disability benefits and accrued vacation benefits.

Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, our stock price and the executive’s age.

Name	Termination of Employment due to Death/Disability ($)	Termination of Employment for Cause ($)	Termination of Employment Without Cause or for Good Reason ($)	Termination of Employment for Retirement at Retirement Age(1)	Change in Control ($)

John R. Berger
Cash Payments(2)	425,000	—	1,700,000	—	—
Acceleration of Vesting of Option Awards(3)	1,522,606	—	1,522,606	—	1,522,606
Acceleration of Vesting of Performance-Based Restricted Share Awards(4)	—	—	—	—	1,191,886
Other Benefits(5)	—	—	47,352	—	—

J. Robert Bredahl
Cash Payments(2)	375,000	—	1,500,000	—	—
Acceleration of Vesting of Option Awards(3)	904,047	—	1,808,094	—	1,808,094
Acceleration of Vesting of Service-Based Restricted Share Awards(6)	2,950,200	—	2,950,200	—	2,950,200
Acceleration of Vesting of Performance-Based Restricted Share Awards(4)	—	—	—	—	953,502
Other Benefits(5)	—	—	77,425	—	—

Christopher S. Coleman
Cash Payments(2)	210,000	—	840,000	—	—
Acceleration of Vesting of Option Awards(3)	105,488	—	210,976	—	316,465
Acceleration of Vesting of Performance-Based Restricted Share Awards(4)	—	—	—	—	476,751
Other Benefits(5)	—	—	64,666	—	—

Manoj K. Gupta
Cash Payments(2)	250,000	—	1,000,000	—	—
Acceleration of Vesting of Option Awards(3)	237,907	—	475,814	—	475,814
Acceleration of Vesting of Performance-Based Restricted Share Awards(4)	—	—	—	—	357,554
Other Benefits(5)	—	—	68,986	—	—

Daniel V. Malloy
Cash Payments (2)	350,000	—	1,400,000	—	—
Acceleration of Vesting of Option Awards (3)	666,139	—	1,332,279	—	1,332,279
Acceleration of Vesting of Performance-Based Restricted Share Awards(4)	—	—	—	—	715,126
Other Benefits (5)	—	—	47,121	—	—

(1)	None of the NEOs were eligible for retirement on December 31, 2015.

(2)
For NEOs, includes base salary continuation for the applicable severance period and prorated annual cash bonus, as applicable, as described below under “Severance Payments”. Because the assumed termination date is December 31, 2015, the full bonus amount is reflected.

(3)
Equals the excess, if any, of $13.41, the closing price of our shares on the NYSE on December 31, 2015, over the exercise price of the accelerated options. Because the assumed termination date is December 31, 2015, in the event of a termination without cause or for good reason, there is no pro-ration and the full amount of options that vest on the second vesting date after termination, if any, are accelerated. See “-Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change in Control - Options” below.

(4)
No performance-based restricted shares vest upon termination of employment. In the event of a change in control, assumes 67% of the outstanding target number of performance shares granted in 2014 and 60% of the outstanding target number of performance shares granted in 2015 would vest, based on URR performance through December 31, 2015. The number of assumed vested shares have been multiplied by $13.41, the closing price on the NYSE of our shares on December 31, 2015. See “-Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change in Control-Performance-Based Restricted Shares” below.

(5)	Reflects the cost to us of continued participation in medical and life insurance benefits over the severance period. See “-Severance Payments” below.

(6)
Equals the number of accelerated restricted shares multiplied by $13.41, the closing price on the NYSE of our shares on December 31, 2015. See “-Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change in Control - Service-Based Restricted Shares” below.

Severance Payments
As noted above (see “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2015 Table”), the     employment agreements for each of our active NEOs provide for severance payments and benefits on specified termination events. Any such severance is subject to the NEO’s execution and nonrevocation of a release of claims against us. Each of the NEOs’ employment agreements includes definitions of “cause” and “good reason.”
Pursuant to the terms of their employment agreements and subject to their execution of a general release of claims, if an active NEO’s employment is terminated by the Company without cause or the NEO resigns for good reason, the NEO will be entitled to receive (i) an annual bonus payment, prorated for the period of his service prior to the termination date (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date, and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. If the NEO’s employment is terminated due to death or disability, then the NEO will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Like other employees generally, following termination of employment for any reason, each NEO is entitled to receive (i) all accrued and unpaid base salary and benefits and (ii) reimbursement for approved business expenses incurred prior to termination.
Resignation Agreement
On May 1, 2015, the Company and Ms. Marshall entered into a resignation agreement and release, pursuant to which Ms. Marshall resigned from her employment with the Company as of May 1, 2015. Under the resignation agreement, as consideration for Ms. Marshall’s release of claims, and subject to Ms. Marshall’s continued compliance with the post-separation restrictive covenants described below, Ms. Marshall is entitled to the following cash payments: (i) eight equal installments of $100,000 each payable on the Company’s regular payroll dates in 2015, starting on May 20, 2015, (ii) 12 equal installments of $166,666.67 each payable on the Company’s regular payroll dates in 2016 and (iii)  12 equal installments of $33,333.33 each payable on the Company’s regular payroll dates in 2017, and the Company also agreed to pay to Ms. Marshall, subject to her continued compliance with the post-separation restrictive covenants described below, (iv) 18 equal monthly installments of $1,208.00 each payable on the Company’s regular payroll dates starting on May 20, 2015. The total payments made or to be made in connection with her resignation equals $3,221,744 Under the resignation agreement, Ms. Marshall is subject to non-competition covenants for 12 months following her resignation, non-solicitation covenants for three years following her resignation and to confidentiality and nondisparagement covenants. Continued payment of the amounts in clause (i) through (iv) above is contingent on Ms. Marshall’s compliance with these restrictive covenants, and her not commencing any action against the Company or its affiliates in violation of the release of claims. In addition, the Company agreed to continue Ms. Marshall’s coverage under the Company’s Directors and Officers insurance policy for six years following the resignation. With respect to her outstanding equity awards, Ms. Marshall forfeited all outstanding and unvested performance-vesting restricted shares as of her separation date in accordance with the applicable restricted share award agreements, and Ms. Marshall has 12 months following her resignation (i.e., until May 1, 2016) to exercise any vested options held by Ms. Marshall on her separation date. The resignation agreement superseded the terms of her employment agreement with the Company in effect prior to the resignation agreement. The foregoing description of the resignation agreement is qualified in its entirety by reference to the terms of the resignation agreement, a copy of which is attached as Exhibit 10.33 to the Form 10-K filed with the Securities and Exchange Commission on February 26, 2016.
Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change in Control - Options
Pursuant to the terms of the active NEOs’ Option Agreements, treatment of options upon a termination of employment is as follows:
Termination due to death or disability: Options that would have become exercisable on the vesting date immediately following the date of termination (measuring achievement of the capital condition as of the date of termination) become vested on termination; all vested options are exercisable until the earlier to occur of: (i) the first anniversary of termination or (ii) the options’ normal expiration date.
Termination without cause or for good reason: Options that would have become exercisable on (i) the vesting date immediately following the date of termination become exercisable immediately, and (ii) the options that would have become exercisable on the second vesting date following termination become exercisable on a pro rata basis, with the number of options that vest on termination determined by multiplying the total number of options scheduled to vest on the second vesting date by a ratio, the numerator of which is the number of days in the applicable vesting period that occur prior to the first anniversary of the date of termination and denominator of which is 365. Any remaining unvested options will be canceled immediately. Vested options are exercisable until the earlier to occur of: (i) the first anniversary of termination or (ii) the options’ normal expiration date.
Termination for cause: All options vested as of the termination date remain exercisable for three months following the termination date or, if earlier, until the options’ normal expiration date; unvested options terminate and are canceled immediately.
Termination for any other reason: Any unvested options are canceled immediately. Vested options are exercisable until the earlier to occur of (i) ninety (90) days following termination, (ii) the options’ normal expiration date, or (iii) by mutual agreement.
In addition, in the event we undergo a change in control, each option for which the performance conditions have been satisfied as of immediately prior to the change in control (regardless of whether the service condition has been met) will be canceled in exchange for a payment equal to the excess, if any, of the consideration received by us for a common share in in the transaction over the exercise price of the option, and all other options will be immediately canceled for no consideration.
Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change in Control -Service-Based Restricted Shares
Pursuant to the terms of the NEOs’ Performance-Based Restricted Share Award Agreements, treatment of performance-based restricted shares is as follows:
Termination due to death or disability: Performance-based restricted shares are deemed vested to the extent that the shares would have vested any time prior to the first anniversary following the date of termination, had the NEO continued service through such anniversary, subject to the achievement of the performance goals; any remaining unvested performance-based shares are forfeited and canceled at the time of termination.
Retirement: Performance-based restricted shares are deemed vested to the extent that the performance-based shares would have vested at the normal vesting date had the NEO continued his service until such date, subject to achievement of the performance goals; any remaining unvested performance-based shares are forfeited and canceled at the time of termination.

Termination for cause: All outstanding performance-based restricted shares, whether vested or unvested, are forfeited and canceled at the time of termination.
Termination for any other reason: All unvested performance-based restricted shares are forfeited and canceled.
In addition, in the event we undergo a change in control, then the performance-based restricted shares shall vest immediately prior to the change in control to the extent of the number of performance-based restricted shares that would vest based on achievement of the performance goals determined based on performance achieved through the end of the fiscal quarter ending immediately prior to the change in control, and any remaining unvested performance-based restricted shares shall be forfeited and canceled effective immediately prior to the change in control.
Compensation of Directors for Fiscal Year 2015
On November 6, 2013, we adopted a Director Compensation Policy, which we subsequently amended and restated on May 5, 2015, which provides that each independent director will receive annual compensation under their Director Services Agreements of $200,000 (or $235,000, in the case of the chairman of the Audit Committee of the Board, Mr. Parkin, and $250,000 in the case of the Lead Independent Director, Mr. Fass), payable 50% in cash and 50% in restricted shares of the Company. The cash portion of the retainer is paid in equal, quarterly installments, and is pro-rated for partial years of Board service. Restricted share grants are made on or around the date of the annual meeting of shareholders, with the number of shares being calculated based on the fair market value of a common share of the Company on the date of grant. Restricted share grants are also pro-rated for partial years of Board service, with the grant typically being made on the date which the director begins his or her Board service. All restricted share grants are made under the Omnibus Incentive Plan and the applicable award agreements entered into between the Company and the director, including vesting and forfeiture provisions. Generally, the restricted shares will vest on December 31 of the calendar year in which the grant is made, subject to the director’s continued Board service through such vesting date.
Our directors who are not independent (including those who are our employees) do not receive compensation for serving as members of our Board. Because we only pay compensation to independent directors, Mr. Collins, Mr. Berger, Mr. Spiegel and Mr. Targoff were not compensated for their services as directors and were omitted from the table below. However, all directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as Board and Committee members, including attendance at educational seminars and other expenses directly related to the Company’s business.

Name	Fees earned or paid in cash ($)	Restricted Share Awards (1) (2) ($)		Option Awards ($)		Total ($)

Steven E. Fass	118,750	125,000		None	(3)	243,750
Mary R. Hennessy	100,000	100,000		None	(4)	200,000
Rafe de la Gueronniere	100,000	100,000		None		200,000
Neil McConachie	44,230	100,000	(5)	None		144,230
Mark Parkin	117,500	117,500		None		235,000
Gary D. Walters	100,000	100,000		None		200,000

(1)	The restricted shares were awarded to the independent directors on May 5, 2015 under our Omnibus Incentive Plan and vested in full on December 31, 2015.
(2)
The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures. The fair value was determined using the methodology and assumptions set forth in Note 16, “Share-Based Compensation,” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015, which are hereby incorporated herein by reference.

(3)
As of December 31, 2015, Mr. Fass held vested and outstanding options to purchase 25,424 shares. Of these options, 15,254 had an exercise price of $10.00, 5,085 had an exercise price of $16.00 and 5,085 had an exercise price of $20.00.

(4)
As of December 31, 2015, Ms. Hennessy held vested and outstanding options to purchase 25,424 shares. Of these options, 15,254 had an exercise price of $10.00, 5,085 had an exercise price of $16.00 and 5,085 had an exercise price of $20.00.

(5)	The restricted shares awarded to Mr. McConachie on May 5, 2015 under our Omnibus Incentive Plan were forfeited upon his resignation as an independent director on June 9, 2015.
Compensation Risk Assessment

In fiscal year 2015, the Compensation Committee assessed our compensation policies and practices to evaluate whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its assessment, the Compensation Committee concluded that the Company’s compensation policies and practices, in conjunction with the Company’s existing processes and controls, do not create incentives to take risks that are reasonably likely to have a material adverse effect on the Company.
BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON SHARES
The following table indicates information as of the date of this Proxy Statement regarding the beneficial ownership of the Company’s common shares by:

•	each person, or group of persons, who is known to beneficially own more than 5% of any class of the Company’s common shares based on information contained in Schedules 13G;

•	each of the Company’s directors;

•	each of the named executive officers; and

•	all of the Company’s directors and executive officers as a group.

The amounts and percentages owned are reported on the basis of the SEC’s rules governing the determination of beneficial ownership of securities. The SEC’s rules generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the voting power or investment power, which includes the power to dispose of those securities. The rules also treat as issued and outstanding all shares that a person would receive upon exercise of share options or warrants held by that person that are immediately exercisable or exercisable within 60 days. These shares are deemed to be outstanding and to be beneficially owned by the person holding those options for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person, but they are not treated as issued and outstanding for the purpose of computing the percentage ownership of any other person. Under these rules, one or more persons may be a deemed beneficial owner of the same securities and a person may be deemed a beneficial owner of securities to which such person has no economic interest. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Information with respect to beneficial ownership has been furnished below for each director, executive officer, or beneficial owner of more than 5% of the Company’s common shares (based solely on filings made under Section 13(d) and Section 13(g) of the Exchange Act, as of February 29, 2016). Except as otherwise noted below, the address for each person listed on the table is c/o Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda.

	Shares Beneficially Owned
Name and Address	Number of Shares	Percentage of Class(1)
5% Shareholders
KIA TP Holdings, L.P.(2)	27,312,368	25.19
KEP TP Holdings, L.P.(2)	27,312,368	25.19
Pine Brook LVR, L.P.(3)	13,656,184	12.73
Daniel S. Loeb(4)	9,656,432	9.10

Directors and Named Executive Officers
John R. Berger(5)	3,918,204	3.59
Christopher L. Collins(2)	27,312,368	25.19
Steven E. Fass(6)	147,346	*
Rafe de la Gueronniere	20,105	*
Mary R. Hennessy(6)	45,529	*
Mark Parkin	23,624	*
William L. Spiegel(3)	-	*
Joshua L. Targoff	274,991	*
Gary D. Walters	13,756	*
J. Robert Bredahl(7)	2,808,111	2.60
Christopher S. Coleman(8)	384,043	*
Manoj K. Gupta(9)	567,553	*
Daniel V. Malloy III(10)	1,676,201	1.56
Tonya L. Marshall (11)	276,185	*
All executive officers and directors as a group (18 individuals)(12)	38,311,853	36.10%

*	Represents beneficial ownership of less than 1%.
(1)    Based on an aggregate of 106,133,299 common shares (including restricted shares) issued and outstanding as of February 29, 2016.
(2)    The aggregate number of shares beneficially owned includes 21,167,335 common shares held of record by KIA TP Holdings, L.P. ("KIA TP") and 3,832,665 common shares held of record by KEP TP Holdings, L.P. ("KEP TP"). KIA TP and KEP TP also own warrants to purchase 1,957,867 and 354,501 common shares, respectively. The warrants are currently fully exercisable, and will expire on December 22, 2021. Kelso GP VIII (Cayman) Ltd. ("GP VIII LTD") is the general partner of Kelso GP VIII (Cayman), L.P. ("GP VIII LP", and, together with GP VIII LTD and KIA TP, the "KIA Entities"). GP VIII LP is the general partner of KIA TP. KEP VI (Cayman) GP Ltd. ("KEP VI GP LTD", and, together with KEP TP, the "KEP Entities") is the general partner of KEP TP. The KIA Entities and the KEP Entities, due to their common control, could be deemed to beneficially own each of the other's securities. Each of the KIA Entities and the KEP Entities disclaims such beneficial ownership and this report shall not be deemed an admission of beneficial ownership of such securities for any purpose. Each of the KIA Entities, due to their common control, could be deemed to beneficially own each other's securities. GP VIII LTD disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by each of GP VIII LP and KIA TP, except to the extent of its pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. GP VIII LP disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by each of GP VIII LTD and KIA TP, except, in the case of KIA TP, to the extent of its pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. KIA TP disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by each of GP VIII LTD and GP VIII LP, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. Each of the KEP Entities, due to their common control, could be deemed to beneficially own each other's securities. KEP VI GP LTD disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by KEP TP, except to the extent of its pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. KEP TP disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by KEP VI GP LTD, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. Frank T. Nickell, Thomas R. Wall, IV, George E. Matelich, Michael B. Goldberg, David I. Wahrhaftig, Frank K. Bynum, Jr., Philip E. Berney, Frank J. Loverro, James J. Connors, II, Church M. Moore, Stanley de J. Osborne, Christopher L. Collins, A. Lynn Alexander, Howard A. Matlin, John K. Kim and Henry Mannix, III (the "Kelso Individuals") may be deemed to share beneficial ownership of securities owned of record or beneficially owned by GP VIII LTD, GP VIII LP, KIA TP, KEP VI GP LTD, and KEP TP, by virtue of their status as directors of GP VIII LTD and KEP VI GP LTD, but disclaim beneficial ownership of such securities, and this report shall not be deemed an admission that any of the Kelso Individuals is the beneficial owner of these securities for any purpose.

(3)    Includes warrants to purchase 1,156,184 common shares held by Pine Brook LVR, L.P. PBRA (Cayman) Company is the general partner of Pine Brook LVR, L.P. and may be deemed to beneficially own the securities owned by Pine Brook LVR, L.P. PBRA (Cayman) Company disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by Pine Brook LVR, L.P., except to the extent of its pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of the reported securities for any purpose. The business address of Pine Brook LVR, L.P. and PBRA (Cayman) Company is c/o Pine Brook Road Partners, LLC, 60 East 42nd Street, 50th Floor, New York, New York. Mr. Spiegel is one of five directors and 11 shareholders of PBRA (Cayman) Company. Mr. Spiegel disclaims beneficial ownership of the common shares beneficially owned by Pine Brook LVR, L.P. and PBRA (Cayman) Company, and this report shall not be deemed an admission of beneficial ownership of any such securities for any purpose.
(4)          Of these shares, the Daniel S. Loeb 2010 Grantor Retained Annuity Trust No. 2 owns 300,000 shares, Third Point Advisors LLC owns 1,000,000 shares, Third Point Opportunities Master Fund L.P. owns 1,700,000 shares, the 2011 Loeb Family GST Trust owns 5,974,980 shares, and various trusts for the benefit of certain members of Mr. Loeb's family own 39,175 shares. Mr. Loeb has sole voting and dispositive power over the shares held by the Daniel S. Loeb 2010 Grantor Retained Annuity Trust No. 2, Third Point Advisors LLC, the 2011 Loeb Family GST Trust, Third Point Opportunities Master Fund L.P. and each of the various trusts. Mr. Loeb disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein, if any. Mr. Loeb’s address is c/o Third Point, LLC, 390 Park Avenue, 18th Floor, New York, NY 10022.
(5)    Includes options to purchase 2,976,744 common shares and 100,000 common shares. Also includes 500,000 common shares held by JVC52, LLC which is a Delaware limited liability company. Mrs. Nathalie Berger, Mr. Berger’s wife, controls JVC52, LLC. Mr. Berger disclaims any beneficial ownership of these shares except to the extent of his pecuniary interests therein, if any. Includes 341,460 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 341,460 shares would vest if the maximum performance level is achieved (227,641 would vest at target).
(6)    Includes options to purchase 25,424 common shares.
(7)    Includes options to purchase 1,767,442 common shares and 220,000 restricted shares. Includes 273,169 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 273,169 shares would vest if the maximum performance level is achieved (182,112 would vest at target). Also includes 547,500 of our common shares which are pledged as security; 200,000 of these common shares are held by the J. Robert Bredahl Irrevocable Insurance Trust. Mrs. Kimberly J. Bredahl, Mr. Bredahl’s wife, is the trustee of the J. Robert Bredahl Irrevocable Insurance Trust. Mr. Bredahl disclaims any beneficial ownership of these shares except to the extent of his pecuniary interest therein, if any.
(8)    Includes options to purchase 209,302 common shares and 25,000 common shares. Includes 149,742 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 149,742 shares would vest if the maximum performance level is achieved (99,828 would vest at target).
(9)    Includes options to purchase 465,116 common shares. Includes 102,437 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 102,437 shares would vest if the maximum performance level is achieved (68,291 would vest at target).
(10)    Includes options to purchase 1,302,325 common shares and 169,000 common shares. Includes 204,876 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 204,876 shares would vest if the maximum performance level is achieved (136,584 would vest at target).
(11)    Includes options to purchase 244,186 common shares of the Company and 32,000 common shares known by the Company to be held by Ms. Marshall as of May 1, 2015.
(12)     Consists of options to purchase 9,888,540 common shares and 28,423,313 common shares (including 1,575,310 restricted shares subject to vesting) that are held by such executive officers and directors as a group.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Person Transactions

The Company has adopted a Related Person Transactions Policy pursuant to which our executive officers, directors and principal shareholders, including their immediate family members, are not permitted to enter into a related person transaction with us without the consent of our Audit Committee, another independent Committee of our Board or the full Board. Any request for us to enter into a transaction with an executive officer, director, principal shareholder or any of such persons’ immediate family members, in which the amount involved exceeds $120,000, is required to be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to our Audit Committee any such related person transaction. In approving or rejecting the proposed transaction, our Audit Committee takes into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction. A copy of our Related Person Transactions Policy is available on our website at: www.thirdpointre.com/investors/corporate-governance/governance-documents.
Related Person Transactions

The following is a description of certain relationships and transactions that existed or that we have entered into with our directors, major shareholders and certain other related persons since the beginning of 2015, as well as certain other transactions.

Joint Venture and Investment Management Agreements

On December 22, 2011, we entered into the Joint Venture and Investment Management Agreement (the “2011 Investment Management Agreement”) with Third Point LLC, the Company, and Third Point Advisors LLC (“TP GP”), an affiliate of Third Point LLC, the Company, Third Point Re and TP GP, together with any other party admitted in the future as a participant, the “Participants” and each a “Participant”), pursuant to which the parties created a joint venture (the “2011 Account”) whereby Third Point LLC manages the assets of Third Point Re and TP GP as well as our assets and any of our subsidiaries, if any, in accordance with the terms and subject to the conditions set forth in the 2011 Investment Management Agreement.
On January 28, 2015, Third Point Re USA also entered into an investment management agreement (together with the 2011 Investment Management Agreement, the “Investment Management Agreements”) with Third Point LLC and TP GP pursuant to which the parties created a joint venture (together with the 2011 Account, the “Accounts”) whereby Third Point LLC will manage the assets of Third Point Re USA and Third Point Advisors LLC on substantially similar terms as the 2011 Investment Management Agreement. In addition, Third Point Re USA has become a party to the Founders Agreement (as defined below) as a Participant. See “Founders Agreement”.

Term

The Investment Management Agreements expire on December 22, 2016, subject to automatic renewal for additional successive three-year terms unless a party notifies the other parties at least six months prior to the end of a term that it wishes to terminate the Investment Management Agreements at the end of such term.
We may also terminate the Investment Management Agreements upon the death, long-term disability or retirement of Daniel S. Loeb, or the occurrence of other circumstances in which Mr. Loeb is no longer directing the investment program of Third Point LLC.

We may also withdraw as participants under the Investment Management Agreements prior to the expiration of the Investment Management Agreements’ term at any time only “for cause”, which is defined as:

•	a material violation of applicable law relating to Third Point LLC’s advisory business;

•	Third Point LLC’s fraud, gross negligence, willful misconduct or reckless disregard of its obligations under the Investment Management Agreements;

•	a material breach by Third Point LLC of our investment guidelines that is not cured within a 15-day period;

•	a conviction or a plea of guilty or nolo contendere to a felony or a crime affecting the asset management business of Third Point LLC by certain senior officers of Third Point LLC;

•	any act of fraud, material misappropriation, material dishonesty, embezzlement, or similar conduct against or involving us by senior officers of Third Point LLC; or

•
a formal administrative or other legal proceeding before the Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Financial Industry Regulatory Association, or any other U.S. or non-U.S. regulatory or self-regulatory organization against Third Point LLC or certain key personnel which would likely have a material adverse effect on us.

In addition, we may withdraw as a participant under the Investment Management Agreements prior to the expiration of its term if net investment performance of Third Point LLC has (a) incurred a loss in two successive calendar years and (i) underperformed the S&P 500 Index by at least 1,000 basis points (10 pts) for such two successive calendar years, taken as a whole, or (b) (i) incurred a cumulative loss of 10% or more during any 24 month period and (ii) underperformed the S&P 500 Index by at least 1,500 basis points (15 pts) for such 24 month period. We may not withdraw or terminate the Investment Management Agreements on the basis of performance other than as provided above. If we become dissatisfied with the results of the investment performance of Third Point LLC, we will be unable to hire new investment managers until the Investment Management Agreements expire by its terms or is terminated for cause.

Management Fees

Pursuant to the Investment Management Agreements, Third Point LLC is entitled to receive a monthly payment in advance by each Participant (other than TP GP) that is equal to (i) 0.1667% (2.00% annualized) of the capital account of such Participant (before accounting for any accrual of the Performance Allocation (as defined in the Investment Management Agreements)) minus (ii) the aggregate amount of founders payments paid for such month pursuant to the Founders Agreement, in each case pro-rated for intra-month withdrawals or contributions (see “Founders Agreement”). This payment is debited against the capital account of each relevant Participant and paid in cash to Third Point LLC. For the year ended December 31, 2015, we paid $6,362,250 of management fees to Third Point LLC and $36,052,749 of management fees to the Founders under the Founders Agreement.

Performance Allocation

As further set out in the Investment Management Agreements, the Accounts have established one or more capital accounts to which capital contributions, withdrawals, net profit and net loss will be allocated in respect of each Participant. At the end of each fiscal year, the Performance Allocation (equal to 20% of the net profit allocable to the capital account of each Participant) will be reallocated to the capital account of TP GP from the capital account of each other Participant, provided, however, that a Performance Allocation will not be made with respect to such capital account until such capital account has recouped the amount of any unrecouped net capital loss in its Loss Recovery Account (as defined in the Investment Management Agreements). If a Participant withdraws all or a portion of its capital account other than at the end of a fiscal year, the Performance Allocation accrued and attributable to the portion withdrawn will be debited against such Participant’s capital account and credited to TP GP’s capital account at the time of withdrawal.
Third Point LLC is required to maintain a Loss Recovery Account in respect of each Participant, the opening balance of which will be zero. Thereafter, for any fiscal year, the Loss Recovery Account balance shall be the sum of all prior year net loss amounts allocated to the Participant and not subsequently offset by prior year net profit amounts allocated to such Participant; provided that the Loss Recovery Account balance shall be reduced proportionately to reflect any withdrawals made by such Participant. TP GP may waive or reduce the Performance Allocation, in its sole discretion. Third Point LLC and TP GP may elect, at the beginning of each fiscal year to restructure the Performance Allocation as a performance fee to Third Point LLC with the same terms as the Performance Allocation.
For the year ended December 31, 2015, we incurred $862,087 in performance fees.

Contributions

We may elect to make additional capital contributions at the beginning of each calendar month or on specified intra-month days to the Accounts with the purpose of having the maximum investment exposure as may be prudent under the circumstances (as determined by our Board of Directors). In addition, we are required, at the end of each calendar month, to make such additional capital contributions to the Accounts so that we will have the maximum investment exposure as may be prudent under the circumstances (as determined by our Board of Directors), but in no event shall less than 95% of our investable assets be invested through the Accounts after accounting for such additional required capital contributions.
In addition, the Investment Management Agreements provide that TP GP will make additional capital contributions to the Accounts so that, at all times, the percentage obtained by dividing TP GP’s capital account by the aggregate capital accounts of all Participants is equal to at least 0.2%.

Conflicts of Interest

Third Point LLC is not required to devote its full time to its duties under the Investment Management Agreements, but must devote such amount of its time to such duties as is commercially reasonable and, in any event, such amount of time as is necessary and appropriate to conduct the affairs contemplated by the Investment Management Agreements in good faith.
Third Point LLC and its owners, members, officers and principals may become involved in other business ventures. Third Point LLC and/or its affiliates also manage other assets (whether for their own account or for the account of a third party) that are invested or are available for investment in investment or trading activities (“Managed Accounts”) which may have substantially the same investment programs as the Accounts. In addition, Third Point LLC may determine to forego an investment on behalf of the Accounts, but permit employees of Third Point LLC to invest, or offer co-investment opportunities to its employees, its affiliates, one or more Participants or third parties in either case, including but not limited to situations where it determines in good faith that the amount available for the investment is greater than what Third Point LLC reasonably believes is appropriate for investment by the Accounts. The Accounts have no interest in the foregoing activities.
In executing securities transactions, Third Point LLC may combine orders of the Accounts and Managed Accounts, which may at times reduce the number of securities available for purchase by the Accounts. Third Point LLC is required to seek to allocate investment opportunities among the Accounts and the Managed Accounts in a fair and equitable manner taking into account each client’s best interests and investment objectives and restrictions. Third Point LLC has adopted procedures to help ensure that allocations do not reflect a practice of favoring or discriminating against any client or group of clients. Account performance shall not be a factor in trade allocations. Subject to the last sentence of this paragraph, Third Point LLC manages the Accounts on a parallel pro rata basis with its Managed Accounts, employing primarily the same investment strategies, subject but not limited to each client’s varying stated investment objectives, including the amount of leverage used, investment restrictions and tax considerations. Consequently, when possible, client orders in the same security will be generally placed on an aggregated basis and allocated proportionately (taking into account leverage and such other factors described above) to each of the Accounts and the Managed Accounts participating therein. Third Point LLC may, however, increase or decrease the amount of securities allocated to an account to avoid holding odd-lot shares for particular clients or, in our case, with approval of the investment Committee. In the case of aggregated orders, if all such orders are not filled at the same price, the Accounts and each Managed Account will participate at the average share price for all Third Point LLC’s transactions in that security on a given day, and transaction costs will be shared pro-rata based on each of the Accounts’ and the

Managed Accounts’ participation in the transaction. Third Point LLC or its affiliates may, in the future advise other funds or separately managed accounts that do not participate with the Accounts on a pro rata basis.
Monthly, and at times intra-month, as Third Point LLC may deem necessary in its sole discretion, Third Point LLC is required to execute rebalancing trades (based on monthly performance and cash inflows and outflows) to maintain to the extent practicable parity in the portfolio composition of the Accounts and the Managed Accounts, taking into account various factors including account leverage, investment restrictions and tax considerations. In order to effect a rebalancing, Third Point LLC will purchase or sell securities or other investments for the Accounts while at the same time Third Point LLC is selling or purchasing the same investments for one or more of the Managed Accounts. Transactions between the Accounts and Managed Accounts are for cash consideration at (i) the current market price of the particular securities if effected on the open market or (ii) the close of business market price for the particular securities on the day of the transaction if not effected on the open market.
Principal trades are to be effected by Third Point LLC in compliance with the Investment Advisers Act of 1940, as amended. Every principal trade shall require the prior written consent of disinterested members of the Board of Directors of Third Point Re. In the event it is determined in good faith by Third Point LLC that it would be advantageous to establish arrangements under which particular investments are held by the Accounts or a Managed Account, while the economic benefits and risks of such investments are shared by the Accounts and the Managed Accounts, which arrangements may entail the creation of special purpose vehicles, derivative contracts and other mechanisms for sharing risk and reward, then Third Point LLC will establish such arrangements only where there is no reasonable alternative, will seek to ensure that all such arrangements result in a fair and equitable sharing of risk and reward, taking into consideration any financing or other incremental costs, and will obtain approval from the investment committee for such arrangement.
In addition, to the fullest extent permitted by law (i) whenever a conflict of interest exists or arises between Third Point LLC or any of its affiliates, on the one hand, and the Accounts or any of the Participants on the other hand, or (ii) whenever the Investment Management Agreements or any other agreement provides that Third Point LLC must act in a manner which is, or provide terms which are, fair and reasonable, Third Point LLC must resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles.
In selecting brokers or dealers to execute transactions, Third Point LLC may use soft dollars, which is the commission generated from a trade or other financial transaction between us and Third Point LLC. Third Point LLC need not solicit competitive bids and does not have an obligation to seek the lowest available brokerage commissions, mark-ups or other compensation (collectively, “Commissions”). It is not Third Point LLC’s practice to negotiate “execution only” Commissions; thus, the Accounts may be deemed to be paying for research and other services provided by the broker or brokers which are included in the Commissions. Research and related services furnished by brokers will be limited to services that constitute research and brokerage services within the meaning of Section 28(e) of the Exchange Act. Accordingly, research and related services may include, but are not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts, as well as discussions with research personnel; financial or industry publications; statistical and pricing services, along with hardware, software, data bases and other technical, technological and telecommunication services, lines and equipment utilized in the investment management process, including any updates, upgrades, modifications, maintenance, repairs, replacements, modernizations or improvements thereof. With respect to brokerage and research services obtained by the use of Commissions that also assist Third Point LLC in performing other functions that do not provide it with lawful and appropriate assistance in making investment decisions (such as accounting, recordkeeping or administrative services) (“Mixed Use Services”), Third Point LLC is required to make a reasonable allocation of the cost of such service according to its use and use Commissions to pay only for the eligible component that falls under the Section 28(e) safe harbor. Third Point LLC may have a conflict of interest when determining the allocation of Mixed Use Services between those services that primarily provide assistance in making investment decisions on behalf of its clients and those that primarily benefit Third Point LLC. The use of Commissions to obtain such other services that may be outside of the parameters of Section 28(e) will be paid for by Third Point LLC in hard dollars.

In addition, Third Point LLC may execute trades with broker-dealers with whom it has other business relationships, including prime brokerage, credit relationships and capital introduction relationships or with broker-dealers that have invested, either directly or through affiliates, in us or our affiliates. However, Third Point LLC does not intend for these other relationships to influence the choice of broker-dealers who execute trades for the Accounts.
From time to time Third Point LLC may participate in certain broker-dealer’s (“sponsoring broker-dealer”) charity day programs, whereby the applicant may elect on a specified day to effect certain client trades through the sponsoring broker-dealer and permit it to use a portion of client commissions for charitable purposes, including donations to other broker-dealers that may need assistance in natural disaster recovery efforts. While Third Point LLC takes into consideration the sponsoring broker-dealer’s overall execution capabilities as well as other factors as described above, the commissions charged may be in excess of that which another broker-dealer might have charged for the same transaction which could result in Third Point LLC not obtaining best execution on these client trades.

Expenses

Third Point LLC will bear its own operating and overhead expenses attributable to the management of the Accounts (such as salaries, bonuses, rent, office, utilities and administrative expenses).
Notwithstanding the foregoing, unless otherwise approved in writing by the Investment and Finance Committee of the Company, to the extent the aggregate amount of the expenses payable by the Accounts for any fiscal year (excluding, for the avoidance of doubt, any use of “soft dollars” in accordance with the Investment Management Agreements and any indemnification payments made pursuant to the Investment Management Agreements) exceed the product of (a) 0.0125 and (b) the average net assets of the Accounts (calculated as the average of the net assets determined as of each calendar month end) for such fiscal year, Third Point LLC will reimburse the amount of such excess. Except in certain circumstances described in the Investment Management Agreements, the expenses to be paid by the Accounts will be borne by the Participants pro-rata in accordance with the balance in their respective capital accounts.

Indemnification

As more fully set out in the Investment Management Agreements, to the fullest extent permitted by law, each Participant will (generally pro-rata in proportion to such Participant’s capital account) exculpate, indemnify, defend and hold harmless Third Point LLC and its members, affiliates, managers, Directors, officers and employees (each, a “Covered Person”) from and against losses and expenses that are incurred by any Covered Person directly or indirectly resulting from the performance of Third Point LLC’s obligations under the Investment Management Agreements. The foregoing indemnification rights apply only to the extent that the action or failure to act by the Covered Person does not constitute fraud, gross negligence, willful misconduct, or a material breach of the Investment Management Agreements.
Third Point LLC will indemnify and hold harmless each of the Participants against any losses and expenses caused by: (i) any misstatement or omission of material fact contained in a filing made by or on behalf of a Participant under the Exchange Act or other federal law or other public disclosure or other applicable law in so far as such losses and expenses arise out of or are based upon any written information provided by Third Point LLC regarding the Participants or the Accounts expressly for use in such filing or other public disclosure, to the extent (and only to the extent) that such misstatement or omission of a material fact contained in such filing occurs in reliance upon and in conformity with the written information furnished by Third Point LLC; (ii) Third Point LLC’s fraud, gross negligence or willful misconduct in the performance of its obligations; (iii) breaches of the investment guidelines set forth in the Investment Management Agreements by Third Point LLC if not cured within 15 days of the date on which Third Point LLC receives a notice of such breach from a Participant; (iv) a material breach by Third Point LLC of the Investment Management Agreements (other than the investment guidelines); or (v) violations of law by Third Point LLC.

Founders Agreement

Each of the Lead Investors, Dowling and PROL (or in each case, one of their affiliates) entered into a founders agreement dated December 22, 2011 with Third Point Re, which was amended and restated on February 26, 2015 to add Third Point Re USA as a party (as amended and restated, the “Founders Agreement”), pursuant to which Kelso, Pine Brook, PROL and Dowling (or its applicable affiliate) are entitled to receive in the aggregate, directly from each of Third Point Re and, Third Point LLC and, following the amendment and restatement of the Founders Agreement, Third Point Re USA, an annual founders payment (payable in cash monthly in advance) equal to 1.7% of the value of such participant’s capital account (the “Founders Payment”). The portion of the Founders Payment payable to each such party is proportionate based on its (or its affiliates’) respective investment in us accruing as of the beginning of each month, (the portion of the Founders Payment received by each such party, as applicable, the “Individual Founders Payment”). The right to receive the Individual Founders Payment is not transferable by any such party (other than to its affiliates). The right to receive the Founders Payment may be forfeited in certain circumstances.
In the event that Third Point LLC or an affiliate of Third Point LLC is no longer managing the assets of Third Point Re or Third Point Re USA through the Accounts or otherwise, then for so long as Daniel S. Loeb still holds interests in Third Point Re or Third Point Re USA, Daniel S. Loeb shall have the right to participate pro-rata with the parties to the Founders Agreement in proportion to his interests in Third Point Re in any fee arrangement entered into between the parties to the Founders Agreement and any investment manager.

Registration Rights Agreement

On December 22, 2011, certain of our shareholders executed and delivered the registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, we agreed to grant (A) each Founder (i) at any time after the second anniversary of the closing, the right to demand registration and request that we effect a Qualified IPO (as defined in the Registration Rights Agreement) and (ii) at any time after the earlier of a Qualified IPO and the third anniversary of the execution of the Registration Rights Agreement, the right to request that we effect the registration under the Securities Act of all or a portion of such Founder’s securities and (B) PROL at any time after a Qualified IPO, a one-time right to request that we effect the registration under the Securities Act of all or a portion of PROL’s securities that constitute “Registrable Securities” (as defined in the Registration Rights Agreement), in each of case (A) and (B) subject to limitations on the number and timing of demand registrations and the other restrictions and cutback provisions contained in the Registration Rights Agreement.
In addition, pursuant to the Registration Rights Agreement, we have granted all shareholders of “Registrable Securities” “piggyback” rights to include securities in a registration statement filed by us with the SEC under the Securities Act, subject to the restrictions and cutback provisions and other customary limitations contained in the Registration Rights Agreement.
In connection with the registration of our equity securities under the Securities Act, the investors party to the Registration Rights Agreement agree (in the case of Pine Brook, Kelso and Daniel S. Loeb), if requested by the managing underwriter) not to effect any sale or distribution or to request registration of any securities within 7 days prior and 90 days following (unless advised by the managing underwriter that a longer period, not to exceed 180 days, is required, or for such shorter period as the managing underwriter may agree) the effective date of the registration statement relating to such registration.

Lead Investors, and PROL and Dowling Warrants

On December 22, 2011, we issued the Lead Investors, PROL and Dowling (pro rata according to the proportion that their respective contributions to our initial capitalization represent to the total share of our initial capitalization by the Lead Investors and PROL) warrants representing the right to purchase up to 4,069,768 of our common shares, exercisable at $10.00 per share (the “Warrants”). The number of our common shares that each holder of the Warrants is entitled to receive corresponds to the aggregate amount of equity we raise in certain equity issuance transactions, including our initial public offering in August 2013. After giving effect to our initial public offering, the maximum number of common shares represented by the Warrants became issuable to the Lead Investors, PROL and Dowling.

The Warrants (subject in certain cases to earlier expiration) expire on the tenth anniversary of the issuance of the Warrants. All Warrants are entitled to customary anti-dilution protections (including in respect of dividends).

Trademark License Agreements

On December 22, 2011, Third Point LLC entered into trademark license agreements (each, a “TLA”) with each of Third Point Re and the Company, respectively, pursuant to which Third Point LLC licensed to each of Third Point Re and the Company, on a royalty free non-exclusive basis the name “Third Point”, the trade mark “Third Point” and the “Third Point” logo (collectively, the “Licensed Marks”) to be used in connection with their respective businesses. In addition to customary termination rights for the benefit of Third Point LLC, Third Point LLC has the right to terminate each TLA upon written notice to Third Point Re or the Company, as the case may be, in the event the Investment Management Agreements are terminated. The TLA provides that, for so long as Third Point LLC acts as the investment manager for the Account, Third Point LLC may not license the Licensed Marks to any entity, the principal business of which is reinsurance, without the prior written consent of the licensee.
On February 17, 2016, Third Point Re entered into a Joinder Agreement with Third Point LLC, Third Point Re (USA) Holdings Inc., ("TPRUSH") and Third Point Re USA to extend the rights of the TLA to each of TPRUSH and Third Point Re USA.

Closing Letter Agreement

On December 22, 2011, Third Point LLC, Kelso, Pine Brook, TP GP and the Company entered into a letter agreement (the “Closing Letter Agreement”) setting forth certain covenants of Third Point LLC and the Company and certain indemnification arrangements as further described below.
Pursuant to the Closing Letter Agreement, Third Point LLC agreed not to manage more than a specified percentage of the assets of any offshore reinsurance company (other than Third Point Re), the principal business of which is property and casualty reinsurance, without the prior written consent of each of the Lead Investors (not to be unreasonably withheld), with certain exceptions for investments by any such reinsurance company of its assets in any Managed Account.
In addition, Third Point LLC agreed that it will not raise incremental capital in its existing funds or any newly-created funds or vehicles that pursue the same investment strategy as that of Third Point Re, to the extent that as a result of such incremental capital, the assets of Third Point Re managed by Third Point LLC will be less than a specified percentage of the aggregate assets in Third Point Re and in such previously-described funds or vehicles to be reduced, prior to a Qualified IPO (as defined therein), pro-rata if less than $1 billion of equity capital is raised in the offering.
We have agreed that, from the date of the Closing Letter Agreement and until the Investment Management Agreements are terminated, we shall cause each of our direct and indirect subsidiaries to (i) become a participant for purposes of the Investment Management Agreements or (ii) enter with Third Point LLC into an agreement similar to the Investment Management Agreements pursuant to which Third Point LLC will act as Third Point LLC in respect of a percentage of such subsidiary’s investable assets equal to the percentage of investable assets invested by Third Point Re in the Accounts.
Third Point LLC also agreed that, if at the time of an initial public offering, it was acting as the investment manager for the Accounts, it would cause its hedge funds not to be available for investment during the pendency of such offering.

Indemnification Agreements

We have agreed to indemnify and hold harmless the Founders and each of their respective affiliates, and the respective shareholders, members, managers, directors, officers, partners and employees, and agents of each Founder and/or its affiliates from and against, and shall reimburse each indemnified person for, any and all losses that at any time are imposed on, incurred by, and/or asserted against such indemnified person arising out of, relating to, and/or in connection with, the Agreement Among Members, we and/or our assets, business, and/or affairs; provided that such indemnified Person will not be entitled to indemnification for any losses to the extent it is determined by a final and binding judgment of a court of competent jurisdiction that such losses arise out of such indemnified person’s fraud, gross negligence, willful misconduct or a material breach of the Closing Letter Agreement. Any indemnification pursuant to the Closing Letter Agreement will be made only out of our assets and none of our members (including the Founders) or any other indemnified person will have any personal liability on account of such indemnification.
We have entered into agreements to indemnify our directors and executive officers. These agreements provide for indemnification of our directors and executive officers to the fullest extent permitted by applicable Bermuda law against all expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by any such person in actions or proceedings, including actions by us or in our right, arising out of such person’s services as our director or executive officer, any of our subsidiaries or any other company or enterprise to which the person provided services at our Company’s request.

TP Lux Holdco LP

The Company is a limited partner in TP Lux Holdco LP (the “Cayman HoldCo”), which is an affiliate of Third Point LLC. The Cayman HoldCo was formed as a limited partnership under the laws of the Cayman Islands and invests and holds debt and equity interests in TP Lux HoldCo S.a.r.l, a Luxembourg private limited liability company (the “LuxCo”) established under the laws of the Grand-Duchy of Luxembourg, which is also an affiliate of the Investment Manager.

LuxCo’s principal objective is to act as a collective investment vehicle to purchase Euro debt and equity investments. The Company invests in the Cayman HoldCo alongside other investment funds managed by the Third Point LLC. As of December 31, 2015, the Company held a 10.8% (December 31, 2014 - 9.8%) interest in the Cayman Holdco. The Company accounts for its investment in the limited partnership under the variable interest model, in which the Company is not the primary beneficiary, at fair value in the consolidated balance sheets. The Company has elected the fair value option for this investment and records changes in fair value in the consolidated statements of income (loss).
As of December 31, 2015, the estimated fair value of the investment in the limited partnership was $2.4 million (December 31, 2014 - $55.8 million).  The Cayman HoldCo made net distributions of $47.6 million to the Company during the year ended December 31, 2015 due to the disposition of underlying investments. The valuation policy with respect to this investment in a limited partnership is further described in Note 4 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015. The Company’s maximum exposure to loss as a result of its involvement with this investment is limited to the carrying value of the investment.

Third Point Loan LLC

Third Point Loan L.L.C. (“Loan LLC”) serves as nominee of the Company and other affiliated investment management clients of Third Point LLC for certain investments. Loan LLC has appointed the Investment Manager as its true and lawful agent and attorney. As of December 31, 2015, Loan LLC held $65.0 million (December 31, 2014 - $33.4 million) of the Company’s investments, which are included in investments in securities, commodities, and derivative contracts in the consolidated balance sheets. The Company’s pro rata interest in the underlying investments registered in the name of Loan LLC and the related income and expense are reflected in the consolidated balance sheets and the consolidated statements of income (loss).

Third Point Hellenic Recovery Fund

Third Point Re is a limited partner in Third Point Hellenic Recovery US Feeder Fund, L.P. (“Hellenic Fund”), which is an affiliate of Third Point LLC. The Hellenic Fund was formed as a limited partnership under the laws of the Cayman Islands on April 12, 2013 and invests and holds debt and equity interests.

Third Point Re has committed to invest $11.4 million (December 31, 2014 - $11.4 million) in the Hellenic Fund, of which $0.7 million (2014 - $2.9 million) was called and $0.3 million (2014 - $1.5 million) was distributed during the year ended December 31, 2015.
As of December 31, 2015, the estimated fair value of Third Point Re’s investment in the Hellenic Fund was $5.4 million (December 31, 2014 - $6.3 million), representing a 3.0% interest (December 31, 2014, - 3.0%). Third Point Re accounts for its investment in the limited partnership under the variable interest model, in which Third Point Re is not the primary beneficiary, at fair value in the consolidated balance sheets. The Company has elected the fair value option for this investment and records the change in the fair value in the consolidated statements of income (loss).
The valuation policy with respect to this investment in a limited partnership is further described in Note 4 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015. Third Point Re’s maximum exposure to loss as a result of its involvement with this investment is limited to the carrying value of the investment.
CERTAIN SUBSIDIARIES - DESIGNATED COMPANY DIRECTORS
Under our Bye-law 6.1, the Boards of Directors of any of our subsidiaries that is not a corporation organized under the laws of the United States or any state (or limited liability company organized under the laws of the United States or any state that is taxable as a corporation for United States Federal income tax purposes) or that is not treated as a pass-through vehicle or disregarded entity for United States federal income tax purposes (together, the “Designated Companies”), must consist of persons who have been elected by our shareholders as designated company Directors (“Designated Company Directors”). The Board of Directors must seek authority from the Company’s shareholders for the Company’s corporate representative or proxy to vote in favor of most resolutions proposed by the Designated Company. The Board is required to cause the Company’s corporate representative or proxy to vote the Company’s shares in the Designated Company pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the Designated Company.
The persons named below have been nominated to serve as Designated Company Directors of each Designated Company specified below until the next annual general meeting of the shareholders. Unless authority to vote for a nominee is withheld, the enclosed proxy will be voted for the nominee, except that the persons designated as proxies reserve discretion to cast their votes for other persons in the unanticipated event that the nominee is unable or declines to serve.

Subsidiary	Designated Company Directors
Third Point Reinsurance Company Ltd.	J. Robert Bredahl Christopher S. Coleman Daniel V. Malloy
Third Point Re Marketing (UK) Limited	John R. Berger Clare Himmer Christopher S. Coleman
Third Point Re (UK) Holdings Ltd.	John R. Berger J. Robert Bredahl
Third Point Reinsurance Investment Management Ltd.	Manoj K. Gupta John R. Berger J. Robert Bredahl
Clare Himmer 44. Ms. Himmer is the Marketing Director of Third Point Re Marketing (UK) Limited and has served in this position since June 2013. Prior to joining Third Point Re Marketing (UK) Limited in June 2013 Ms. Himmer was the Senior Vice President - International Treaty Reinsurance at Allied World Assurance Company, Ltd.,

from 2003 to 2011. Prior to joining Allied World Assurance Company, Ltd., Ms. Himmer was Senior Underwriter, Casualty and Miscellaneous Business at Hanover Re., Head Officer, Germany: UK & Ireland Non-Marine Treaty Department from 1999 - 2003 and Underwriter, Casualty and Miscellaneous Business at Hanover Re., Head Officer, Germany: UK & Ireland Non-Marine Treaty Department from 1995 -1999. Prior to joining Hannover Re, Ms. Himmer was Assistant Underwriter and Marketing Officer at Munich Re, London, UK.
The biographical information for each of John R. Berger, J. Robert Bredahl, Christopher S. Coleman, Manoj K. Gupta and Daniel V. Malloy is included under the heading "Executive Officers" of this Proxy Statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

TO ELECT ONE CLASS III DIRECTOR TO OUR BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2019 OR UNTIL HIS RESPECTIVE OFFICE SHALL OTHERWISE BE VACATED PURSUANT TO OUR BYE-LAWS
Mr. Rafe de la Gueronniere has been nominated for election as a Class III director to serve until the annual general meeting of shareholders to be held in 2019 or until his office shall otherwise be vacated pursuant to our Bye-laws. The proxy will be voted in accordance with the directions thereon or, if no directions are indicated, the proxy will be voted for the election of the director nominee named above. The Board has proposed and recommended that the nominee be elected to hold office as described above.
If the nominee shall, prior to the Annual General Meeting, become unavailable for election as a director, the persons named in the accompanying proxy will vote in their discretion for such nominee, if any, as may be recommended by the Board, or the Board may reduce the number of directors to eliminate the vacancy.
At the Annual General Meeting, two or more persons present in person throughout the meeting and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, provided, however that no shareholder may participate in any general meeting during which that shareholder (or, if any shareholder is an entity, its representative) is physically present in the United States. If a quorum is not present, the Annual General Meeting may be adjourned from time to time until a quorum is obtained. Directors will be elected by a plurality of the votes cast for this proposal at the Annual General Meeting, either in person or represented by properly authorized proxy. For further information, see the answers to the questions “What is the quorum requirement for the Annual General Meeting?” and “What is the voting requirement to approve each of the proposals?”.

Nominee

The age, business experience and directorships in other companies of the nominee for election are set forth herein under the heading “Information Regarding the Nominee for Election to the Board of Directors”.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE TO THE BOARD OF DIRECTORS.

PROPOSAL NO. 2

APPROVAL OF AMENDED AND RESTATED BYE-LAWS OF OUR NON-U.S. SUBSIDIARY
THIRD POINT REINSURANCE COMPANY LTD.
On February 24, 2016, the Board of Directors approved the amendment and restatement of the Third Point Re Bye-laws, subject to shareholder approval pursuant to Bye-law 6.1 of the Company’s Bye-laws. The purpose of this amendment and restatement is to declassify the board of directors of Third Point Re, reduce the size of the Board of Directors of Third Point Re, clarify each Lead Investor’s right to appoint directors of Third Point Re following such declassification, and effect other general governance changes. Following the proposed declassification, vacancies which occur during the year may be filled by the Board of Directors of Third Point Re to serve only until the next annual general meeting.
The foregoing summary of the proposed amendments to the Third Point Re Bye-laws are qualified in their entirety by reference to the full text of the proposed amended and restated Third Point Re Bye-laws, which is attached hereto as Appendix A. To illustrate the proposed amendment, additions to the text of the Third Point Re Bye-laws contained in Appendix A hereto are indicated by underlining, and deletions of the text are indicated by strike-outs.
In accordance with the Company’s Bye-laws, our Board requests your vote on the following resolution at the Annual General Meeting:
RESOLVED, that the amended and restated Third Point Re Bye-laws set forth in Appendix A to this Proxy Statement be and are hereby approved and adopted as the Bye-laws of Third Point Re in substitution for and to the exclusion of all existing Bye-laws thereof.
Our Board has approved the amendment and restatement of the Third Point Re Bye-laws set forth in Appendix A, subject to and conditional upon shareholder approval of the proposed amendment and restatement at the Annual General Meeting. If approved, the amended and restated Third Point Re Bye-laws will become effective immediately following the Annual General Meeting.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED BYE-LAWS OF OUR NON-U.S. SUBSIDIARY
THIRD POINT REINSURANCE COMPANY LTD.

PROPOSAL NO. 3

ELECTION OF DESIGNATED COMPANY DIRECTORS OF SUBSIDIARIES
TO ELECT CERTAIN INDIVIDUALS AS DESIGNATED COMPANY DIRECTORS OF CERTAIN OF OUR NON-U.S. SUBSIDIARIES, AS REQUIRED BY OUR BYE-LAWS.
The following individuals have been nominated for election as Designated Company Directors of the non-U.S. Subsidiaries noted below:
Third Point Reinsurance Company Ltd.
J. Robert Bredahl, Christopher S. Coleman, Daniel V. Malloy
Third Point Re Marketing (UK) Limited
John R. Berger, Clare L. Himmer, Christopher S. Coleman
Third Point Re (UK) Holdings Ltd.
John R. Berger, J. Robert Bredahl
Third Point Reinsurance Investment Management Ltd.
Manoj K. Gupta, John R. Berger, J. Robert Bredahl
Each Designated Company Director will hold office for a one-year term that will expire at the annual general meeting to be held in 2017 or, alternatively, when their respective successors have been duly elected. The proxy will be voted in accordance with the directions thereon or, if no directions are indicated, the proxy will be voted for the election of the Designated Company Director nominees named above.
If any nominee shall, prior to the annual general meeting, become unavailable for election as a Designated Company Director, the persons named in the accompanying proxy will vote in their discretion for such nominee, if any, as may be recommended by the Board.
The presence, in person or by proxy, of the holders of 50% of the total issued voting common shares of the Company is required for a quorum for the election of the Designated Company Directors at the Annual General Meeting. If a quorum is not present, the Annual General Meeting may be adjourned from time to time until a quorum is obtained. Election of the Designated Company Directors at the Annual General Meeting will be decided by a simple majority of votes cast.

Nominees

The ages, business experience and directorships in other companies of the nominees for election as Designated Company Directors are set forth in the Proxy Statement under the heading “Certain Subsidiaries - Designated Company Directors”.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DESIGNATED COMPANY DIRECTORS.

PROPOSAL NO. 4
APPOINTMENT OF INDEPENDENT AUDITOR
TO APPOINT ERNST & YOUNG LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY’S INDEPENDENT AUDITOR TO SERVE UNTIL THE ANNUAL GENERAL MEETING TO BE HELD IN 2017, AND TO AUTHORIZE OUR BOARD OF DIRECTORS, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.
The Board proposes and recommends that the shareholders appoint the firm of Ernst & Young Ltd., an independent registered public accounting firm, as our independent auditor to serve until the Annual General Meeting to be held in 2017. Ernst & Young Ltd. has served as our independent auditor from the inception of Third Point Reinsurance Ltd. in December 2011 to present. A representative of Ernst & Young Ltd. will attend the Annual General Meeting and will have an opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions. Shareholders at the Annual General Meeting will also be asked to vote to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.
The presence, in person or by proxy, of the holders of 50% of the total issued voting common shares of the Company is required for a quorum for the appointment of Ernst & Young Ltd. at the annual general meeting. If a quorum is not present, the Annual General Meeting may be adjourned from time to time until a quorum is obtained. The appointment of Ernst & Young Ltd. at the Annual General Meeting will be decided by a simple majority of votes cast.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT OF ERNST & YOUNG LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY’S INDEPENDENT AUDITOR TO SERVE UNTIL THE ANNUAL GENERAL MEETING TO BE HELD IN 2017, AND AUTHORIZE THE COMPANY’S BOARD OF DIRECTORS, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual General Meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of Annual General Meeting materials to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are Third Point Reinsurance Ltd. shareholders will be “householding” the Company’s proxy materials. A single set of Annual General Meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual General Meeting materials, please notify your broker or Third Point Reinsurance Ltd. Direct your written request to Corporate Secretary, Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda and your telephonic request to +1 (441) 542-3300. Shareholders who currently receive multiple copies of the Annual General Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS

Neither the Board of Directors nor management intends to bring before the Annual General Meeting any business other than the matters referred to in the Notice of Annual General Meeting of Shareholders and this Proxy Statement. If any other business should come properly before the Annual General Meeting, or any adjournment thereof, the proxy holders will vote on such matters at their discretion.
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS

In order to submit shareholder proposals for the 2017 annual general meeting of shareholders for inclusion in the Company’s proxy statement pursuant to SEC Rule 14a-8, materials must be received by the Secretary at the Company’s principal office at Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda, no later than November 18, 2016.
The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Secretary, Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.
The Company’s Bye-laws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors or to bring other business before an annual general meeting of shareholders. The Bye-laws provide that any shareholder wishing to nominate persons for election as directors at, or bring other business before, an annual general meeting must deliver to the Company’s secretary a written notice of the shareholder’s intention to do so. To be timely, the shareholder’s notice must be delivered to or mailed and received by us not less than 90 days nor more than 120 days before the anniversary date of the preceding annual general meeting, except that if the annual general meeting is set for a date that is not within 30 days before or after such anniversary date, the Company must receive the notice no earlier than 201 days prior to an annual general meeting and no later than 70 days prior to the date of such annual general meeting or the tenth day following the date on which public announcement of the annual general meeting was made. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of the Company’s Bye-laws (and not pursuant to Exchange Act Rule 14a-8) must be received no earlier than January 4, 2017, and no later than February 3, 2017. All director nominations and shareholder proposals must comply with the requirements of the Company’s Bye-laws, a copy of which may be obtained at no cost from the Secretary of the Company.

Other than the four proposals described in this Proxy Statement, the Company does not expect any matters to be presented for a vote at the Annual General Meeting. If you grant a proxy, the persons named as proxy holders on the proxy card will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual General Meeting. If for any unforeseen reason, any one or more of the Company’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.
The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

APPENDIX A

Appendix A

AMENDED AND RESTATED

BYE-LAWS
OF
THIRD POINT REINSURANCE COMPANY LTD.

[MAY 4], 2016

TABLE OF CONTENTS

INTERPRETATION

1.	Definitions
SHARES

2.	Power to Issue Shares

3.	Power of the Company to Purchase its Shares

4.	Rights Attaching to Shares

5.	Special Actions

6.	Calls on Shares

7.	Certain Subsidiaries

8.	Prohibition on Financial Assistance

9.	Forfeiture of Shares

10.	Share Certificates

11.	Fractional Shares
REGISTRATION OF SHARES

12.	Register of Members

13.	Registered Holder Absolute Owner

14.	Transfer of Registered Shares

15.	Transmission of Registered Shares
ALTERATION OF SHARE CAPITAL

16.	Power to Alter Capital

17.	Variation of Rights Attaching to Shares
DIVIDENDS AND CAPITALISATION

18.	Dividends

19.	Power to Set Aside Profits

20.	Method of Payment

21.	Capitalisation
MEETINGS OF MEMBERS

22.	Annual General Meetings

23.	Special General Meetings

24.	Requisitioned General Meetings

25.	Notice

26.	Giving Notice and Access

27.	Postponement or Cancellation of General Meeting

28.	Electronic Participation in Meetings

29.	Quorum at General Meetings

30.	Chairman to Preside at General Meetings

31.	Voting on Resolutions

32.	Power to Demand a Vote on a Poll

33.	Voting by Joint Holders of Shares

34.	Instrument of Proxy

35.	Representation of Corporate Member

36.	Adjournment of General Meeting

37.	Written Resolutions

38.	Directors Attendance at General Meetings

DIRECTORS AND OFFICERS

39.	Election of Directors

40.	Number of Directors

41.	Term of Office of Directors

42.	Alternate Directors~~; Board Observers~~

43.	Removal of Directors

44.	Vacancy in the Office of Director

45.	Remuneration of Directors

46.	Defect in Appointment

47.	Directors to Manage Business

48.	Powers of the Board of Directors

49.	Register of Directors and Officers

50.	Appointment of Officers

51.	Appointment of Secretary

52.	Duties of Officers

53.	Remuneration of Officers

54.	Conflicts of Interest

55.	Indemnification and Exculpation of Directors and Officers
MEETINGS OF THE BOARD OF DIRECTORS

56.	Board Meetings

57.	Notice of Board Meetings

58.	Electronic Participation in Meetings

59.	Quorum at Board Meetings

60.	Board to Continue in the Event of Vacancy

61.	Chairman to Preside

62.	Written Resolutions

63.	Validity of Prior Acts of the Board
CORPORATE RECORDS

64.	Minutes

65.	Place Where Corporate Records Kept

66.	Form and Use of Seal
ACCOUNTS

67.	Records of Account

68.	Financial Year End
AUDITS

69.	Annual Audit

70.	Appointment of Auditor

71.	Remuneration of Auditor

72.	Duties of Auditor

73.	Access to Records

74.	Financial Statements

75.	Distribution of Auditor’s Report

76.	Vacancy in the Office of Auditor
VOLUNTARY WINDING-UP AND DISSOLUTION

77.	Winding-Up
CHANGES TO CONSTITUTION

78.	Changes to Bye-laws

79.	Changes to the Memorandum of Association

80.	Discontinuance

INTERPRETATION

1.	Definitions

1.1	In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

Act	the Companies Act 1981 as amended from time to time;

Alternate Director	an alternate director appointed in accordance with these Bye-laws;

Affiliate	with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person;

Auditor	includes an individual or partnership;

Board
the board of directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum;

Company	the company for which these Bye-laws are approved and confirmed;

Director	a director of the Company and shall include an Alternate Director;

Holdco	Third Point Reinsurance Ltd., a Bermuda ~~corporation~~company;

Initial Public Offering
the first registered public offering of any class of common shares of Holdco or the Company under the United States securities laws or any amalgamation, scheme of arrangement or consolidation as a result of which the members of Holdco receive, as the consideration in such amalgamation, scheme of arrangement or consolidation, equity securities of a class that (i) has been registered as part of a public offering under the United States securities laws and (ii) is publicly traded on the New York Stock Exchange (or such other principal stock exchange or automated quotation system on which the shares of Holdco or the Company are then traded);

Member
the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons, as the context so requires;

notice	written notice as further provided in these Bye-laws unless otherwise specifically stated;

Officer	any person appointed by the Board to hold an office in the Company;

Person
any individual, corporation, association, partnership, limited liability company, joint venture, joint stock or other company, business trust, trust, organization, governmental authority or other entity of any kind;

Register of Directors and Officers	the register of directors and officers referred to in these Bye-laws;

Register of Members	the register of members referred to in these Bye-laws;

Resident Representative	any person appointed to act as resident representative and includes any deputy or assistant resident representative;

Secretary
the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary; and

Shares
shall be deemed to include the authorized shares of ~~the Company~~Holdco, and other common shares of ~~the Company~~Holdco and any options, warrants or securities exercisable for, or convertible or redeemable into, common shares of ~~the Company~~ Holdco;

Treasury Share	a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled.

1.2	In these Bye-laws, where not inconsistent with the context:

(a)	words denoting the plural number include the singular number and vice versa;

(b)	words denoting the masculine gender include the feminine and neuter genders;

(c)	words importing persons include companies, associations or bodies of persons whether corporate or not;

(d)	the words:

(i)	"may" shall be construed as permissive; and

(ii)	"shall" shall be construed as imperative; and

(e)	unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

1.3
In these Bye-laws expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

1.4	Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.
SHARES

2.	Power to Issue Shares

2.1
Subject to these Bye-laws and to any resolution of the Members to the contrary, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares on such terms and conditions as it may determine and any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital, or otherwise as the Company may by resolution of the Members prescribe.

2.2
Subject to the Act, any preference shares may be issued or converted into shares that (at a determinable date or at the option of the Company or the holder) are liable to be redeemed on such terms and in such manner as may be determined by the Board (before the issue or conversion).

3.	Power of the Company to Purchase its Shares

3.1	The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

3.2	The Board may exercise all the powers of the Company to purchase or acquire its own shares in accordance with the Act.

4.	Rights Attaching to Shares

4.1
Subject to any resolution of the Members to the contrary (and without prejudice to any special rights conferred thereby on the holders of any other shares or class of shares), the share capital shall be divided into shares of a single class the holders of which shall, subject to these Bye-laws:

(a)	be entitled to one vote per share;

(b)	be entitled to such dividends as the Board may from time to time declare;

(c)
in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

(d)	generally be entitled to enjoy all of the rights attaching to shares.

4.2
All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

5.	Special Actions

5.1
Notwithstanding anything to the contrary in these Bye-Laws the Company shall not subject to Bye-Law 5.2, without the prior and express written consent of each of Daniel S. Loeb, KEP TP Holdings, L.P. and KIA TP Holdings, L.P. (collectively, “Kelso”) and Pine Brook LVR, L.P. (“Pine Brook” and together with Kelso, the “Lead Investors” and together with Daniel S. Loeb, the “Founders”) enter into any transaction with any (i) Affiliate of the Company, (ii) Member and/or ~~d~~Director, officer, employee, and/or Affiliate of any ~~m~~Member, and/or (iii) ~~d~~Director, officer, employee, and/or Affiliate of any of the foregoing.

5.2
Notwithstanding anything to the contrary in these Bye-Laws, the consent right of each Founder set forth in Bye-Law 5.1 shall survive an Initial Public Offering until such time as such Founder holds Shares representing less than 25% of the Shares held by such Founder on December 22, 2011.

6.	Calls on Shares

6.1
The Board may make such calls as it thinks fit upon the Members in respect of any moneys up to the par value per share or premium per share (being the amount by which the subscription price for a share exceeds the par value of such share) unpaid on the shares allotted to or held by such Members and, if a call is not paid by a Member on or before the day appointed for payment thereof, such Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

6.2	The joint holders of a share shall be jointly and severally liable to pay all calls and any interest, costs and expenses in respect thereof.

6.3	The Company may accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up.

7.	Certain Subsidiaries

7.1
Notwithstanding any other provision of these Bye-laws to the contrary, if the Company is required or entitled to vote at a general meeting of any subsidiary of the Company that is not a corporation organized under the laws of the United States or any state (or limited liability company organized under the laws of the United States or any state that is taxable as a corporation for United States Federal income tax purposes) or that is not treated as a pass-through vehicle or disregarded entity for United States federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any subsidiary organized under the laws of a jurisdiction outside the United States that is treated as a corporation for United States federal income tax purposes) (together, the “Designated Companies”), the Board shall refer the subject matter of the vote (other than the removal and remuneration of auditors, the approval of financial statements and reports thereon, and the remuneration of Directors) to the Members of the Company on a poll and seek authority from the Members for the Company's corporate representative or proxy to vote in favor of the resolution proposed by the Designated Company. The Board shall cause the Company's corporate representative or proxy to vote the Company's shares in the Designated Company pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company's corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the Designated Company. The Board shall have authority to resolve any ambiguity.

7.2
The Board in its discretion shall require that the Bye-laws or Articles of Association or similar organizational documents of each Designated Company shall contain provisions substantially similar to this Bye-law 7. The Company shall enter into agreements, as and when determined by the Board, with each such Designated Company, only if and to the extent reasonably necessary and permitted under applicable law, to effectuate or implement this Bye-law 7.

8.	Prohibition on Financial Assistance
The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of the acquisition or proposed acquisition by any person of any ~~S~~shares in the Company, but nothing in this Bye-law shall prohibit transactions permitted under the Act.

9.	Forfeiture of Shares

9.1
If any Member fails to pay, on the day appointed for payment thereof, any call pursuant to Bye-law 6 in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward such Member a notice in writing in the form, or as near thereto as circumstances admit, of the following:

Notice of Liability to Forfeiture for Non-Payment of Call
Third Point Reinsurance Company Ltd. (the "Company")
You have failed to pay the call of [amount of call] made on the [date], in respect of the [number] share(s) [number in figures] standing in your name in the Register of Members of the Company, on the [date], the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of [ ] per annum computed from the said [date] at the registered office of the Company the share(s) will be liable to be forfeited.
Dated this [date]

[Signature of Secretary] By Order of the Board

9.2
If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine. Without limiting the generality of the foregoing, the disposal may take place by sale, repurchase, redemption or any other method of disposal permitted by and consistent with these Bye-laws and the Act.

9.3
A Member whose share or shares have been so forfeited shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture, together with all interest due thereon and any costs and expenses incurred by the Company in connection therewith.

9.4
The Board may accept the surrender of any shares which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

10.	Share Certificates

10.1
Every Member shall be entitled to a certificate under the common seal (or a facsimile thereof) of the Company or bearing the signature (or a facsimile thereof) of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, specifying the amount paid on such shares. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

10.2	The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.

10.3
If any share certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid, or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

11.	Fractional Shares
The Company may issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.
REGISTRATION OF SHARES

12.	Register of Members

12.1	The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

12.2
The Register of Members shall be open to inspection without charge at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

13.	Registered Holder Absolute Owner
The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.

14.	Transfer of Registered Shares

14.1	An instrument of transfer shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:
Transfer of a Share or Shares
Third Point Reinsurance Company Ltd. (the "Company")
FOR VALUE RECEIVED……………….. [amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of [address], [number] shares of the Company.
DATED this [date]
Signed by:            In the presence of:
____________________    __________________
Transferor            Witness

Signed by:            In the presence of:
____________________    ________________
Transferee            Witness

14.2
Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been registered as having been transferred to the transferee in the Register of Members.

14.3
The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

14.4
The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

14.5
The Board may in its absolute discretion and without assigning any reason therefor refuse to register the transfer of a share. The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained. If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

15.	Transmission of Registered Shares

15.1
In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member's interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Member.

15.2
Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Member
Third Point Reinsurance Company Ltd. (the "Company")
I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased/bankrupt Member] to [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Member] instead of being registered myself/ourselves, elect to have [name of transferee] (the "Transferee") registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.
DATED this [date]
Signed by:            In the presence of:

____________________    __________________
Transferor            Witness

Signed by:            In the presence of:
____________________    ________________
Transferee            Witness

15.3
On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member. Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member's death or bankruptcy, as the case may be.

15.4
Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to such share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

ALTERATION OF SHARE CAPITAL

16.	Power to Alter Capital

16.1
The Company may if authorised by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act.

16.2	Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

17.	Variation of Rights Attaching to Shares
If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.
DIVIDENDS AND CAPITALISATION

18.	Dividends

18.1
The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. No unpaid dividend shall bear interest as against the Company.

18.2	The Board may fix any date as the record date for determining the Members entitled to receive any dividend.

18.3
The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company. No unpaid distribution shall bear interest as against the Company.

19.	Power to Set Aside Profits
The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such amount as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other purpose.

20.	Method of Payment

20.1
Any dividend, interest, or other moneys payable in cash in respect of the shares may be paid by cheque or draft sent through the post directed to the Member at such Member's address in the Register of Members, or to such person and to such address as the holder may in writing direct.

20.2
In the case of joint holders of shares, any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the address of the holder first named in the Register of Members, or to such person and to such address as the joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

20.3	The Board may deduct from the dividends or distributions payable to any Member all moneys due from such Member to the Company on account of calls or otherwise.

21.	Capitalisation

21.1
The Board may capitalise any amount for the time being standing to the credit of any of the Company's share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

21.2
The Board may capitalise any amount for the time being standing to the credit of a reserve account or amounts otherwise available for dividend or distribution by applying such amounts in paying up in full, partly or nil paid shares of those Members who would have been entitled to such amounts if they were distributed by way of dividend or distribution.

MEETINGS OF MEMBERS

22.	Annual General Meetings
Notwithstanding the provisions of the Act entitling the Members of the Company to elect to dispense with the holding of an annual general meeting, an annual general meeting shall be held in each year (other than the year of incorporation) at such time and place as the Chairman (if any) or any two Directors or any Director and the Secretary or the Board shall appoint.

23.	Special General Meetings
The Chairman (if any) or any two Directors or any Director and the Secretary or the Board may convene a special general meeting whenever in their judgment such a meeting is necessary.

24.	Requisitioned General Meetings

The Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings, forthwith proceed to convene a special general meeting and the provisions of the Act shall apply.

25.	Notice

25.1
At least fifteen days' notice of an annual general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

25.2
At least five days' notice of a special general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, time, place and the general nature of the business to be considered at the meeting.

25.3	The Board may fix any date as the record date for determining the Members entitled to receive notice of and to vote at any general meeting.

25.4
A general meeting shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

25.5
The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

26.	Giving Notice and Access

26.1	A notice may be given by the Company to a Member:

(a)	by delivering it to such Member in person, in which case the notice shall be deemed to have been served upon such delivery; or

(b)
by sending it by letter mail or courier to such Member's address in the Register of Members, in which case the notice shall be deemed to have been served seven days after the date on which it is deposited, with postage prepaid, in the mail; or

(c)
by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose in which case the notice shall be deemed to have been served at the time that it would in the ordinary course be transmitted; or

(d)
by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website, in which case the notice shall be deemed to have been served at the time when the requirements of the Act in that regard have been met.

26.2
Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

27.	Postponement or Cancellation of General Meeting
The Secretary may, and on instruction of the Chairman or president the Secretary shall, postpone or cancel any general meeting called in accordance with these Bye-laws (other than a meeting requisitioned under these

Bye-laws) provided that notice of postponement or cancellation is given to the Members before the time for such meeting. Fresh notice of the date, time and place for the postponed or cancelled meeting shall be given to each Member in accordance with these Bye-laws.

28.	Electronic Participation in Meetings
Members may participate in any general meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

29.	Quorum at General Meetings

29.1
At any general meeting two or more persons present in person and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, provided that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting held during such time.

29.2
If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is adjourned to a specific date, time and place announced at the meeting being adjourned, fresh notice of the resumption of the meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

30.	Chairman to Preside at General Meetings
Unless otherwise agreed by a majority of those attending and entitled to vote thereat, the Chairman, if there be one, shall act as chairman of the meeting at all general meetings at which such person is present. In their absence a chairman of the meeting shall be appointed or elected by those present at the meeting and entitled to vote.

31.	Voting on Resolutions

31.1
Subject to the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with these Bye-laws and in the case of an equality of votes the resolution shall fail.

31.2	No Member shall be entitled to vote at a general meeting unless such Member has paid all the calls on all shares held by such Member.

31.3
At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his hand.

31.4
In the event that a Member participates in a general meeting by telephone, electronic or other communication facilities or means, the chairman of the meeting shall direct the manner in which such Member may cast his vote on a show of hands.

31.5
At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

31.6
At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to these Bye-laws, be conclusive evidence of that fact.

32.	Power to Demand a Vote on a Poll

32.1	Notwithstanding the foregoing, a poll may be demanded by any of the following persons:

(a)	the chairman of such meeting; or

(b)	at least three Members present in person or represented by proxy; or

(c)
any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

(d)
any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total amount paid up on all such shares conferring such right.

32.2
Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Members are present by telephone, electronic or other communication facilities or means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

32.3
A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time and in such manner during such meeting as the chairman (or acting chairman) of the meeting may direct. Any business other than that upon which a poll has been demanded may be conducted pending the taking of the poll.

32.4
Where a vote is taken by poll, each person physically present and entitled to vote shall be furnished with a ballot paper on which such person shall record his vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. Each person present by telephone, electronic or other communication facilities or means shall cast his vote in such manner as the chairman of the meeting shall direct. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman of the meeting for the purpose and the result of the poll shall be declared by the chairman of the meeting.

33.	Voting by Joint Holders of Shares

In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

34.	Instrument of Proxy

34.1	An instrument appointing a proxy shall be in writing in substantially the following form or such other form as the chairman of the meeting shall accept:
Proxy
Third Point Reinsurance Company Ltd. (the "Company")
I/We, [insert names here], being a Member of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Members to be held on the [date] and at any adjournment thereof. [Any restrictions on voting to be inserted here.]
Signed this [date]
Member(s)

34.2
The instrument appointing a proxy must be received by the Company at the registered office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the instrument appointing a proxy proposes to vote, and an instrument appointing a proxy which is not received in the manner so prescribed shall be invalid.

34.3	A Member who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf in respect of different shares.

34.4	The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

35.	Representation of Corporate Member

35.1
A corporation which is a Member may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member, and that Member shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

35.2
Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

36.	Adjournment of General Meeting
The chairman of a general meeting may, with the consent of the Members at any general meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting. Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

37.	Written Resolutions

37.1
Subject to these Bye-laws, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members may, without a meeting be done by written resolution in accordance with this Bye-law.

37.2
Notice of a written resolution shall be given, and a copy of the resolution shall be circulated to all Members who would be entitled to attend a meeting and vote thereon. The accidental omission to give notice to, or the non-receipt of a notice by, any Member does not invalidate the passing of a resolution.

37.3
A written resolution is passed when it is signed by, or in the case of a Member that is a corporation, on behalf of, the Members who at the date that the notice is given represent such majority of votes as would be required if the resolution was voted on at a meeting of Members at which all Members entitled to attend and vote thereat were present and voting.

37.4	A resolution in writing may be signed in any number of counterparts.

37.5
A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

37.6	A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of the Act.

37.7	This Bye-law shall not apply to:

(a)	a resolution passed to remove an Auditor from office before the expiration of his term of office; or

(b)	a resolution passed for the purpose of removing a Director before the expiration of his term of office.

37.8
For the purposes of this Bye-law, the effective date of the resolution is the date when the resolution is signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member whose signature results in the necessary voting majority being achieved and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

37.9	This Bye-Law 37 shall become null and void and of no force or effect immediately following the consummation of an Initial Public Offering.

38.	Directors Attendance at General Meetings
The Directors shall be entitled to receive notice of, attend and be heard at any general meeting.
DIRECTORS AND OFFICERS

39.	Election of Directors

39.1
The Board of Directors shall be elected or appointed in the first place at the statutory meeting of the Company and thereafter, except in the case of a casual vacancy, at the annual general meeting or at any special general meeting called for that purpose.

~~39.2~~
~~For so long as a Lead Investor holds Shares representing at least 25% of the total number of Shares held by such Lead Investor on December 22, 2011, such Lead Investor shall have the right to appoint one Class III~~

~~director to the Board of Directors of the Company at each annual general meeting at which the term of such Lead Investor’s appointee expires.~~

39.1	~~39.3~~ At any general meeting the Members may authorise the Board to fill any vacancy in their number left unfilled at a general meeting.

40.	Number of Directors
The Board shall consist of not less than ~~seven~~three Directors or such number in excess thereof as the ~~Board~~Members may from time to time determine.

41.	Term of Office of Directors

~~41.1~~
~~The Directors shall be classified with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class (“Class I”) whose initial term expires at the 2014 annual general meeting of the Members will be elected for a three year term, another class (“Class II”) whose initial term expires at the 2015 annual general meeting of the Members will be elected for a three year term, and another class (“Class III”) whose initial term expires at the 2016 annual general meeting of the Members will be elected for a three year term, with each class to hold office until its successors are elected and qualified.~~

~~41.2~~
~~At each annual general meeting of the Members, the successors of the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of Members held in (i) with respect to the Class I directors, the third year following the year of their appointment, (ii) with respect to the Class II directors, the third year following the year of their appointment and (iii) with respect to the Class III directors, the third year following the year of their appointment.~~

Directors shall hold office for such term as the Members may determine or, in the absence of such determination, until the next annual general meeting or until their successors are elected or appointed or their office is otherwise vacated.

42.	Alternate Directors~~; Board Observers~~

42.1	At any general meeting, the Members may elect a person or persons to act as a Director in the alternative to any one or more Directors or may authorise the Board to appoint such Alternate Directors.

42.2
Unless the Members otherwise resolve, any Director may appoint a person or persons to act as a Director in the alternative to himself by notice deposited with the Secretary. Any person so elected or appointed shall have all the rights and powers of the Director or Directors for whom such person is elected or appointed in the alternative provided that such person shall not be counted more than once in determining whether or not a quorum is present.

42.3
An Alternate Director shall be entitled to receive notice of all Board meetings and to attend and vote at any such meeting at which a Director for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director for whom such Alternate Director was appointed.

42.4
An Alternate Director shall cease to be such if the Director for whom he was appointed to act as a Director in the alternative ceases for any reason to be a Director, but he may be re-appointed by the Board as an alternate to the person appointed to fill the vacancy in accordance with these Bye-laws.

~~42.5~~
~~The Company shall permit one representative of each of Daniel S. Loeb, Kelso, Pine Brook and P RE Opportunities Ltd. (“PROL”) (but only for so long as Daniel S. Loeb, Kelso, Pine Brook or PROL, as applicable, hold Shares) to attend all meetings of the Board of Directors as observers, and shall provide such person with~~

~~such notice and other information with respect to such meetings as are delivered to the directors of the Company. Notwithstanding the foregoing, the Company (i) may condition the right of any such person to attend meetings of the Board of Directors and receive notice and other information with respect to such meetings on the execution of a confidentiality agreement reasonably satisfactory to the Company, and (ii) may prevent such person from attending a meeting of the Board of Directors (or portion thereof) or receiving certain information with respect thereto if the Company believes, after consultation with counsel, that it is necessary to do so to ensure preservation of the attorney-client privilege.~~

43.	Removal of Directors

43.1
Subject to any provision to the contrary in these Bye-laws, the members holding 66.6% of the voting shares of the Company may, at any special general meeting convened and held in accordance with these Bye-laws, by the affirmative vote of all such Members, remove a Director, provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting the Director shall be entitled to be heard on the motion for such Director's removal.

43.2
If a Director is removed from the Board under this Bye-law the Members may fill the vacancy at the meeting at which such Director is removed. In the absence of such election or appointment, the Board may fill the vacancy.

44.	Vacancy in the Office of Director

44.1	The office of Director shall be vacated if the Director:

(a)	is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

(b)	is or becomes bankrupt, or makes any arrangement or composition with his creditors generally;

(c)	is or becomes of unsound mind or dies; or

(d)	resigns his office by notice to the Company.

44.2
The Board shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of any Director and to appoint an Alternate Director to any Director so appointed~~, provided that in the event the vacancy to be filled is for a Lead Investor’s appointee and such Lead Investor meets the qualifications set forth in Bye-Law 40.3 for its entitlement to appoint a Director, then such Lead Investor shall appoint the Director to fill such vacancy~~.

45.	Remuneration of Directors
The remuneration (if any) of the Directors shall be determined by the ~~Board of Directors or a committee thereof~~Member(s) and shall be deemed to accrue from day to day. The Directors and ~~any board observers appointed pursuant to Bye-law 43.5~~ will also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from the Board meetings, any committee appointed by the Board, general meetings, or in connection with the business of the Company or their duties as Directors generally.

46.	Defect in Appointment
All acts done in good faith by the Board, any Director, a member of a committee appointed by the Board, any person to whom the Board may have delegated any of its powers, or any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that he was, or any of them were, disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director or act in the relevant capacity.

47.	Directors to Manage Business
The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by the Act or by these Bye-laws, required to be exercised by the Company in general meeting.

48.	Powers of the Board of Directors
The Board may:

(a)
appoint~~,~~ any manager, secretary, clerk, agent or employee of the Company, determine their duties and fix their remuneration, except in respect of any executive for which approval of the Holdco Compensation Committee is required;

(a)	suspend, or remove any manager, secretary, clerk, agent or employee of the Company ~~and may fix their remuneration and determine their duties;~~

(b)
~~(b)~~ provided that such powers are in connection with the provision of collateral to reinsurance customers, borrowing against the Company’s investment accounts, and otherwise in relation to ordinary and customary day-to-day operating activities of the Company, exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

(c)
~~(c)~~ subject to sub-paragraph (a) above, appoint one or more Directors to the office of managing director or chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(d)
~~(d)~~ subject to sub-paragraph (a) above, appoint a person to act as manager of the Company's day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(e)
~~(e)~~ by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney;

(f)	~~(f)~~ procure that the Company pays all expenses incurred in promoting and incorporating the Company;

(g)
~~(g)~~ delegate any of its powers (including the power to sub-delegate) to a committee of one or more persons appointed by the Board which may consist partly or entirely of non-Directors, provided that every such committee shall conform to such directions as the Board shall impose on them and provided further that the meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board;

(h)	~~(h)~~ delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit;

(i)	~~(i)~~ present any petition and make any application in connection with the liquidation or reorganisation of the Company;

(j)	~~(j)~~ in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

(k)
~~(k)~~ authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company.

49.	Register of Directors and Officers
The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

50.	Appointment of Officers
The Board may appoint such Officers (who may or may not be Directors) as the Board may determine for such terms as the Board deems fit.

51.	Appointment of Secretary
The Secretary shall be appointed by the Board from time to time for such term as the Board deems fit.

52.	Duties of Officers
The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

53.	Remuneration of Officers
~~The~~Subject to Bye-law 48 (a), the Officers shall receive such remuneration as the Board or a committee thereof may determine.

54.	Conflicts of Interest

54.1
Any Director, or any Director's firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company on such terms, including with respect to remuneration, as may be agreed between the parties. Nothing herein contained shall authorise a Director or Director's firm, partner or company to act as Auditor to the Company.

54.2
A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act and such Director shall be required to recuse himself from any board meeting at which such contract or arrangement is to be considered.

54.3
Following a declaration being made pursuant to this Bye-law, a Director shall not vote in respect of any contract or proposed contract or arrangement in which such Director is interested and shall not be counted in the quorum for such meeting and shall be required to recuse himself from any discussion, provided that such restrictions shall not apply to the investment management agreement, dated December 22, 2011, by and between the Company, Holdco or any of their respective affiliates (including, without limitation, the Joint Venture and Investment Management Agreement but except as expressly set forth in such Joint Venture and Investment Management Agreement), and the Sponsor, or any of its affiliates, or any amendment, modifications or waivers thereof or any successor agreement thereto. For the avoidance of doubt, no Director shall be considered "interested" with respect to any transaction in which all the Members participate or are offered to participate.

55.	Indemnification and Exculpation of Directors and Officers

55.1
The Directors, Resident Representative, Secretary and other Officers (such term to include any person appointed to any committee by the Board) for the time being acting in relation to any of the affairs of the Company or any subsidiary thereof and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company or any subsidiary thereof and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, PROVIDED THAT this indemnity shall not extend to any matter in respect of any fraud, gross negligence or wilful misconduct which may attach to any of the said persons. Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any subsidiary thereof, PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud, gross negligence or wilful misconduct which may attach to such Director or Officer.

55.2
The Company may purchase and maintain insurance for the benefit of any Director or Officer against any liability incurred by him under the Act in his capacity as a Director or Officer or indemnifying such Director or Officer in respect of any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the Director or Officer may be guilty in relation to the Company or any subsidiary thereof.

55.3
The Company may advance moneys to a Director or Officer for the costs, charges and expenses incurred by the Director or Officer in defending any civil or criminal proceedings against him, on condition that the Director or Officer shall repay the advance if any allegation of fraud or dishonesty is proved against him.

MEETINGS OF THE BOARD OF DIRECTORS

56.	Board Meetings
The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit. A resolution put to the vote at a Board meeting shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

57.	Notice of Board Meetings
A Director may, and the Secretary on the requisition of a Director shall, at any time summon a Board meeting or a meeting of a committee of the Board. Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to such Director verbally (including in person or by telephone) or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director's last known address or in accordance with any other instructions given by such Director to the Company for this purpose at least 48 hours prior to such Board meeting, unless each Director attends or gives his prior written consent to the meeting being held on such shorter notice.

58.	Electronic Participation in Meetings
Directors may participate in any meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

59.	Quorum at Board Meetings
The quorum necessary for the transaction of business at a Board meeting shall be a majority of the Directors then in office.

60.	Board to Continue in the Event of Vacancy
The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at Board meetings, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting; or (ii) preserving the assets of the Company.

61.	Chairman to Preside
Unless otherwise agreed by a majority of the Directors attending, the Chairman, if there be one, shall act as chairman at all Board meetings at which such person is present. In his absence a chairman shall be appointed or elected by the Directors present at the meeting.

62.	Written Resolutions
A resolution signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a Board meeting or the applicable committee thereof, duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution. For the purposes of this Bye-law only, "the Directors" shall not include an Alternate Director.

63.	Validity of Prior Acts of the Board
No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.
CORPORATE RECORDS

64.	Minutes
The Board shall cause minutes to be duly entered in books provided for the purpose:

(a)	of all elections and appointments of Officers;

(b)	of the names of the Directors present at each Board meeting and of any committee appointed by the Board; and

(c)	of all resolutions and proceedings of general meetings of the Members, Board meetings, meetings of managers and meetings of committees appointed by the Board.

65.	Place Where Corporate Records Kept
Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

66.	Form and Use of Seal

66.1	The Company may adopt a seal in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

66.2
A seal may, but need not, be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (i) any Director, or (ii) any Officer, or (iii) the Secretary, or (iv) any person authorised by the Board for that purpose.

66.3	A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.
ACCOUNTS

67.	Records of Account

67.1	The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)	all amounts of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)	all sales and purchases of goods by the Company; and

(c)	all assets and liabilities of the Company.

67.2
Such records of account shall be kept at the registered office of the Company, or subject to the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

67.3	Such records of account shall be retained for a minimum period of five years from the date on which they are prepared.

68.	Financial Year End
The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.
AUDITS

69.	Annual Audit
Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.

70.	Appointment of Auditor

70.1
Subject to the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company.

70.2	The Auditor may be a Member but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

71.	Remuneration of Auditor
Save in the case of an Auditor appointed pursuant to Bye-law 76, the remuneration of the Auditor shall be fixed by the Company in general meeting or in such manner as the Members may determine. In the case of an Auditor appointed pursuant to Bye-law 76, the remuneration of the Auditor shall be fixed by the Board.

72.	Duties of Auditor

72.1
The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

72.2
The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

73.	Access to Records
The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers for any information in their possession relating to the books or affairs of the Company.

74.	Financial Statements
Subject to any rights to waive laying of accounts pursuant to the Act, financial statements as required by the Act shall be laid before the Members in general meeting annually. A resolution in writing made in accordance with Bye-law 37 receiving, accepting, adopting, approving or otherwise acknowledging financial statements shall be deemed to be the laying of such statements before the Members in general meeting.

75.	Distribution of Auditor’s Report
The report of the Auditor shall be submitted to the Members in general meeting.

76.	Vacancy in the Office of Auditor
The Board may fill any casual vacancy in the office of the auditor.
VOLUNTARY WINDING-UP AND DISSOLUTION

77.	Winding-Up
If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.
CHANGES TO CONSTITUTION

78.	Changes to Bye-laws
No Bye-law may be rescinded, altered or amended and no new Bye-law may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and by a resolution of the Members. In addition, no amendment to these Bye-laws which would have a material, adverse effect on the rights of Kelso, Pine Brook and/or Daniel S. Loeb may be made without such party’s consent but only for so long as such party holds a number of Shares equal to at least 25% of the total number of Shares held by such party on December 22, 2011.

79.	Changes to the Memorandum of Association
No alteration or amendment to the Memorandum of Association may be made save in accordance with the Act and until same has been approved by a resolution of the Board and by a resolution of the Members. In addition, no amendment to the Memorandum of Association which would have a material, adverse effect on the rights of Kelso, Pine Brook or Daniel S. Loeb may be made without such party’s consent but only for so long as such party holds a number of Shares equal to at least 25% of the total number of Shares held by such party on December 22, 2011.

80.	Discontinuance
The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.

THIRD POINT RE

IMPORTANT ANNUAL GENERAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK____________

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THIRD POINT RE

Proxy – Third Point Reinsurance Ltd.

Notice of 2016 Annual General Meeting of Shareholders

Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda
Proxy Solicited by Board of Directors for Annual General Meeting - May 4, 2016

John R. Berger, J. Robert Bredahl or Janice R. Weidenborner, or any of them, each with the power of substitution (the “Proxies”), are hereby authorized to represent and vote the shares of the undersigned, as designated on the reverse side, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Shareholders of Third Point Reinsurance Ltd. to be held on May 4, 2016, at Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda at 2:00 p.m. Atlantic Standard Time, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominee, FOR Proposals 2, 3, and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted by marking, dating, signing and returning as instructed appear on reverse side.)